THE ALGER FUNDS

111 Fifth Avenue

New York, NY 10003

U.S.A.

ALGER LARGECAP GROWTH FUND

ALGER SMALLCAP GROWTH FUND

ALGER MIDCAP GROWTH FUND

PROSPECTUS

March 2009

(Version as of January 2010)

Custodian

Brown Brothers Harriman & Co.

40 Water Street

Boston, Massachusetts 02109

Investment Manager

Fred Alger Management, Inc.

111 Fifth Avenue

New York, NY 10003

Main Distributor

Fred Alger & Company, Incorporated

111 Fifth Avenue

New York, NY 10003

Transfer Agent

State Street Bank and Trust Company

c/o Boston Financial Data Services, Inc.

P.O. Box 8480

Boston, Massachusetts 02266-8480

Paying Agent in the Federal Republic of Germany

Merck Finck & Co., Privatbankiers

(BLZ 200 307 00)

Neuer Wall 77

20354 Hamburg

Please make payments in EUR into the following account

The Alger Funds

account number: 30124808

with the Paying Agent in the Federal Republic of Germany

Accountants

Deloitte & Touche LLP

Two World Financial Center

New York, NY 10281

Representative

Roland Baum

Rechtsanwalt

Alte Rabenstraße 2

20148 Hamburg

Distributor in Germany

NORAMCO AG

Schloss Weilerbach

54669 Bollendorf

phone: 0800 - 99 25 437 (free of charge)

phone: +49 (0) 6526 9292-0

fax: +49 (0) 6526 9292-30

Neither stockbrokers nor other persons are authorized to provide information or make statements with regard to The Alger Funds which are not contained in this Prospectus, the annual report (or, where appropriate, the semi-annual report) attached hereto, the Statement of Additional Information or in other documents authorized by The Alger Funds. Every purchase of shares an investor may undertake on the basis of statements or particulars which are not contained in the aforementioned documents or which deviate from their contents is effected solely at the buyer’s risk.

TABLE OF CONTENTS

GENERAL INFORMATION	6

GENERAL VIEW TO THE SUB-FUNDS	7

THE SUB-FUNDS’ EXPENSES	8

FINANCIAL HIGHLIGHTS	10

THE ALGER FUNDS	13

THE SUB-FUNDS: INVESTMENT OBJECTIVES, INVESTMENT STRATEGIES AND POLICIES	14

GENERAL	14
ALGER LARGECAP GROWTH FUND	14
ALGER MIDCAP GROWTH FUND	15
ALGER SMALLCAP GROWTH FUND	16

INVESTMENT RISKS	16

PURCHASE OF SHARES	17

GENERAL INFORMATION	17
GERMAN DISTRIBUTOR AND INDEPENDENT DISTRIBUTION AGENTS	20
APPLICATION FOR SHARES	21
TYPES OF ACCOUNTS	22
INVESTORS’ DUTY OF COOPERATION	22
CONVERSION OF CLASS B SHARES	23

REDEMPTION OF SHARES	23

CONTINGENT DEFERRED SALES CHARGE (“CDSC”)	24
BASIS OF COMPUTATION	25
WAIVERS OF CDSC	25
SUSPENSION OF THE RIGHT OF REDEMPTION	26
REDEMPTION FEE	26

DETERMINATION OF NET ASSET VALUE	27

EXAMPLE FOR THE CALCULATION OF THE NET ASSET VALUE	28

SPECIAL BENEFITS OFFERED BY THE ALGER FUNDS	29

ALGER INVESTMENT PLAN (ONLY FOR CLASS B SHARES)	29
EXCHANGES BETWEEN SUB-FUNDS	30
SYSTEMIC WITHDRAWAL PLAN	31

REINVESTMENT PRIVILEGE	31

MANAGEMENT OF THE SUB-FUNDS AND OTHER SERVICES	31

SUPERVISION BY THE BOARD OF TRUSTEES	31
COMPENSATION TABLE	34
PROXY VOTING POLICIES AND PROCEDURES	35
INVESTMENT MANAGER	37
SUB-FUND MANAGERS	38
CODE OF ETHICS	38
DESCRIPTION OF PORTFOLIO MANAGER COMPENSATION STRUCTURE	39
POTENTIAL CONFLICTS OF INTEREST	39
LEGAL PROCEEDINGS	40
CUSTODIAN	41
TRANSFER AGENT	41
INDEPENDENT PUBLIC ACCOUNTANTS	42
MAIN DISTRIBUTOR AND SHAREHOLDER SERVICING	42
DISTRIBUTION PLAN	43

PAYING AGENT IN THE FEDERAL REPUBLIC OF GERMANY	45

REPRESENTATIVE IN GERMANY	46

RIGHT OF REVOCATION PURSUANT TO SEC. 126 INVG	46

PLACE OF JURISDICTION	47

DIVIDENDS, DISTRIBUTIONS AND TAXES	47

DIVIDENDS AND DISTRIBUTIONS	47
TAX INFORMATION	48

INVESTMENT TECHNIQUES, STRATEGIES AND RISKS IN DETAIL	49

INVESTMENT RESTRICTIONS	60

PORTFOLIO TRANSACTIONS	64

LIMITATIONS ON EXCESSIVE TRADING	65

DISCLOSURE OF PORTFOLIO HOLDINGS	66

ORGANIZATION AND LEGAL POSITION OF SHAREHOLDERS	67

CONTRACTUAL CONDITIONS	68

GENERAL INFORMATION

This Prospectus contains information which an investor should know before making an investment. You should therefore read the following pages carefully and retain the Prospectus together with the other documents handed over to you.

As regards to your legal relations with the Sub-Funds, the German wording of the contractual conditions, the Prospectus, the Statement of Additional Information and any additional documents and publications of the Sub-Funds are authoritative.

Hard copies of these documents may be obtained free of charge upon request from the German Distributor or Representative. A summary of the contractual conditions is set out from page 68 of this Prospectus.

An annual report of the Sub-Funds has to be attached to this Prospectus and may not be older than 16 months. In addition, a semi-annual report must be attached if the annual report is older than eight months.

Past performance is no guarantee for future development of the Sub-Funds. The value of your shares as well as distributions on these shares may fall or rise. In the past, the US$/Euro exchange rate has been subject to certain fluctuations and can therefore have an impact on investment performance.

Broker/dealers are not entitled to receive any money in the name of the Sub-Funds. They are neither representatives nor agents of the Sub-Funds or the Transfer Agent.

Notification of the Sub-Funds has been given to the Securities and Exchange Commission in the United States of America. However, the shares have not been approved or disapproved by the Securities and Exchange Commission or any other American authority nor has any such authority checked the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

The Alger Funds and its Sub-Funds are not subject to supervision of the Bundesanstalt für Finanzdienstleistungsaufsicht or any other governmental control by a German authority. However, the Federal Financial Supervisory Authority has been informed of the intention to distribute Sub-Fund shares in the Federal Republic of Germany publicly. The public distribution of shares is permissible since April 29, 1994.

The Sub-Funds publish their offering and redemption prices daily, among others, in the “Börsenzeitung”. The offering price of the class A shares includes the maximum sales charge. These prices may additionally be published in other newspapers determined by the Board of Trustees.

Please note that the published prices are those of the day before. They are given for information purposes only and do not represent any offer of The Alger Funds to purchase, sell or convert shares at the published prices.

The published redemption prices do not include potentially applicable contingent deferred sales charges for class B shares not exceeding 5% and potentially applicable redemption fees which may amount to 2%. According to the table shown in Sec. “Contingent Deferred Sales Charge” of this Prospectus the contingent deferred sales charge decreases in relation to the number of years the investor has held the participating shares. The redemption fee will only be charged if the investor redeems his/her shares purchased (including by exchange) within 30 days after purchase (including by exchange) and is only computed on your original investment and not on any capital appreciation or reinvestment.

Apart from any sales charge, contingent deferred sales charge and redemption fee, if applicable, the shareholder will not bear any direct costs.

Management costs and any additional Sub-Fund expenses which are disclosed in this Prospectus are paid by the Sub-Funds and are reflected in the net asset value corresponding to the shareholders’ equities of the Sub-Funds.

Shares are not deposits or obligations of, or guaranteed or endorsed by any bank, and the participating shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other institution.

GENERAL VIEW TO THE SUB-FUNDS

Sub-Fund	Investment Objective	Principal Strategies	Principal Risks
Alger LargeCap Growth Fund	Long-term capital appreciation

•    Invests at least 80% of its net assets in equity securities of large-cap U.S. companies

•    Invests primarily in growth stocks of companies characterized by high unit volume growth or positive life cycle change

• Market risk • Growth stock risk • Manager risk

Alger MidCap Growth Fund	Long-term capital appreciation

•    Invests at least 80% of its net assets in equity securities of mid-cap U.S. companies

•    Invests primarily in growth stocks of companies characterized by high unit volume growth or positive life cycle change

• Market risk • Growth stock risk • Manager risk • Unseasoned issuer risk • Liquidity risk

Alger SmallCap Growth Fund	Long-term capital appreciation

•    Invests at least 80% of its net assets in equity securities of small-cap U.S. companies

•    Invests primarily in growth stocks of companies characterized by high unit volume growth or positive life cycle change

• Market risk • Growth stock risk • Manager risk • Unseasoned issuer risk • Liquidity risk

THE SUB-FUNDS’ EXPENSES

Each Sub-Fund will bear its own expenses. Operating expenses for each Sub-Fund generally consist of all costs not specifically borne by Fred Alger Management, Inc. (Alger Management), including investment management fees, fees for necessary legal and brokerage services, costs of regulatory compliance and costs associated with maintaining The Alger Funds’ legal existence and shareholder relations. In addition, each Sub-Fund may pay Fred Alger & Company, Incorporated (Alger Inc.) any expenses incurred in distributing Sub-Fund shares and each Sub-Fund may compensate Alger Inc. for servicing shareholder accounts. Expenses of The Alger Funds as a whole which are not identifiable to any particular Sub-Fund will be allocated in a manner deemed fair and appropriate by the Board of Trustees. From time to time, Alger Management, in its sole discretion and as it deems appropriate, may assume certain expenses of one or more of the Sub-Funds while retaining the ability to be paid by the applicable Sub-Fund for such amounts prior to the end of the fiscal year. This will have the effect of lowering the applicable Sub-Fund’s overall expense ratio and of increasing yield to investors, or the converse, at the time such amounts are assumed or reimbursed, as the case may be.

The following table is designed to assist an investor in the Sub-Funds in understanding the various costs and expenses that he will bear directly or indirectly. Investors should note that class B shares will be converted automatically into class A shares after a period of 8 years. The numbers below are based on each Fund’s expenses during its fiscal year ended October 31, 2008. For further details please refer to Sec. “Purchase of Shares”.

	Alger LargeCap Growth Fund		Alger MidCap Growth Fund		Alger SmallCap Growth Fund
Shareholder fees	Class A	Class B	Class A	Class B	Class A	Class B
Maximum sales charge on purchases (as % of offering price)	5.25%	none	5.25%	none	5.25%	none
Maximum deferred sales charge (as % of original amount invested) or redemption proceeds, whichever is lower	None	5.00%	none	5.00%	none	5.00%
Redemption fee*	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%
Annual Sub-Fund operating expenses (as % of average net assets)
Management fees	0.71%		0.76%		0.81%
Distribution and/or Service (12b-1) fees	0.25%	1.00%	0.25%	1.00%	0.25%	1.00%
Other expenses	0.34%	0.34%	0.29%	0.28%	0.32%	0.32%
Total Sub-Fund operating expenses	1.30%	2.05%	1.30%	2.04%	1.38%	2.13%

*                                        The Sub-Funds may charge a redemption fee of 2% on shares redeemed (including by exchange) within 30 days of purchase.

Example of Computation

The following example shows the dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment of US$ 10,000 in the relevant Sub-Funds. These amounts assume the reinvestment of all dividends and distributions, payment by an investor of any applicable continent deferred sales charge and payment of operating expenses at the levels set forth in the above table under “Annual Sub-Fund Operating Expenses”. The example should not be considered a representation of future expenses; actual expenses may be greater or less than those shown.

You would pay the following expenses on an investment of US$ 10,000, assuming (1) 5% annual return and (2) redemption at the end of each period:

	Class	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Alger LargeCap Growth Fund	A	$650	$915	$1.200	$2.010
	B	$708	$943	$1.303	$2.187
Alger MidCap Growth Fund	A	$650	$915	$1.200	$2.010
	B	$708	$940	$1.298	$2.179
SmallCap Growth Fund	A	$654	$927	$1.221	$2.053
	B	$716	$967	$1.344	$2.261

You would pay the following expenses on the same investment, assuming no redemption of the shares:

	Class	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Alger LargeCap Growth Fund	A	$650	$915	$1.200	$2.010
	B	$208	$643	$1.103	$2.187
Alger MidCap Growth Fund	A	$650	$915	$1.200	$2.010
	B	$207	$640	$1.098	$2.179
SmallCap Growth Fund	A	$654	$927	$1.221	$2.053
	B	$216	$667	$1.144	$2.261

Hypothetical Investment and Expense Information

The chart below is intended to reflect the annual and cumulative effect of a Sub-Fund’s expenses, including investment advisory fees and other Sub-Fund costs, on each Sub-Fund’s total return over a 10-year period. The example assumes the following:

•          You invest $10,000 in the Sub-Fund and hold it for the entire 10-year period;

•          Your investment has a 5% return before expenses each year; and

•          The maximum initial sales charge is applied.

There is no assurance that the annual expense ratio will be the expense ratio for any Sub-Fund classes for any of the years shown. To the extent that the Manager and any of its affiliates make any fee waivers and/or expense reimbursements pursuant to a voluntary or other contractual arrangement, your actual expenses may be less. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios. Your actual returns and expenses are likely to differ (higher or lower) from those shown below.

Alger LargeCap Growth A	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10
Expense Ratio	1.30%	1.30%	1.30%	1.30%	1.30%	1.30%	1.30%	1.30%	1.30%	1.30%
Cumulative Gross Return	5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89
Cumulative Net Return	-1.55%	2.09%	5.87%	9.79%	13.85%	18.06%	22.43%	26.96%	31.66%	36.53%

End Investment Balance	$9,826	$10,189	$10,566	$10,957	$11,362	$11,783	$12,219	$12,671	$13,140	$13,626
Annual Expense	$650	$130	$135	$140	$145	$150	$156	$162	$168	$174

Alger LargeCap Growth B	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10
Expense Ratio	2.05%	2.05%	2.05%	2.05%	2.05%	2.05%	2.05%	2.05%	2.05%	2.05%
Cumulative Gross Return	5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89
Cumulative Net Return	2.95%	5.99%	9.11%	12.33%	15.65%	19.06%	22.57%	26.19%	29.91%	33.74%
End Investment Balance	$10,295	$10,599	$10,911	$11,362	$11,565	$11,906	$12,257	$12,619	$12,991	$13,374
Annual Expense	$208	$214	$220	$227	$234	$241	$248	$255	$262	$270

Alger MidCap Growth A	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10
Expense Ratio	1.30%	1.30%	1.30%	1.30%	1.30%	1.30%	1.30%	1.30%	1.30%	1.30%
Cumulative Gross Return	5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89
Cumulative Net Return	-1.55%	2.09%	5.87%	9.79%	13.85%	18.06%	22.43%	26.96%	31.66%	36.53%
End Investment Balance	$9,826	$10,189	$10,566	$10,957	$11,362	$11,783	$12,219	$12,671	$13,140	$13,626
Annual Expense	$650	$130	$135	$140	$145	$150	$156	$162	$168	$174

Alger MidCap Growth B	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10
Expense Ratio	2.04%	2.04%	2.04%	2.04%	2.04%	2.04%	2.04%	2.04%	2.04%	2.04%
Cumulative Gross Return	5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89
Cumulative Net Return	2.96%	6.01%	9.15%	12.38%	15.70%	19.13%	22.65%	26.28%	30.02%	33.87%
End Investment Balance	$10,296	$10,601	$10,915	$11,238	$11,570	$11,913	$12,265	$12,628	$13,002	$13,387
Annual Expense	$207	$213	$219	$226	$233	$240	$247	$254	$261	$269

Alger SmallCap Growth A	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10
Expense Ratio	1.38%	1.38%	1.38%	1.38%	1.38%	1.38%	1.38%	1.38%	1.38%	1.38%
Cumulative Gross Return	5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89
Cumulative Net Return	-1.63%	1.93%	5.62%	9.44%	13.41%	17.51%	21.77%	26.17%	30.74%	35.47%
End Investment Balance	$9,818	$10,173	$10,542	$10,923	$11,319	$11,728	$12,153	$12,593	$13,049	$13,521
Annual Expense	$658	$138	$143	$148	$153	$159	$165	$171	$177	$183

Alger SmallCap Growth B	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10
Expense Ratio	2.13%	2.13%	2.13%	2.13%	2.13%	2.13%	2.13%	2.13%	2.13%	2.13%
Cumulative Gross Return	5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89
Cumulative Net Return	2.87%	5.82%	8.86%	11.98%	15.20%	18.50%	21.90%	25.40%	29.00%	32.71%
End Investment Balance	$10,287	$10,582	$10,886	$11,198	$11,520	$11,850	$12,190	$12,540	$12,900	$13,271
Annual Expense	$216	$222	$229	$235	$242	$249	$256	$263	$271	$279

FINANCIAL HIGHLIGHTS

The following financial highlights of the years ended October 31 have been audited by Ernst & Young LLP. The financial highlights should be read in conjunction with the Sub-Fund’s audited financial statements and notes thereto.

ALGER LARGECAP GROWTH FUND

Financial highlights for a share outstanding throughout the period - class A

	Year ended October 31
	2008	2007	2006	2005	2004
Net asset value, beginning of year	$14.25	$11.13	$10.48	$9.05	$8.87
Net investment income (loss) (1)	-0.01	-0.01	-0.02	0.01	-0.07
Net realized and unrealized gain (loss) on investments	-6.04	3.13	0.67	1.42	0.25
Total from investment operations	-6.05	3.12	0.65	1.43	0.18

Net asset value, end of year	$8.20	$14.25	$11.13	$10.48	$9.05
Total Return (2)	-42.5%	28.0%	6.2%	15.8%	2.0%
Ratios and supplemental data:
Net assets, end of year (000‘s omitted)	$136,464	$224,617	$157,185	$157,205	$166,720
Ratio of expenses to average net assets	1.30%	1.34%	1.21%	1.37%	1.34%
Ratio of net investment income (loss) to average net assets	-0.10%	-0.08%	-0.14%	0.05%	-0.72%
Portfolio Turnover Rate	181.48%	171.78%	322.94%	249.17%	191.13%

Financial highlights for a share outstanding throughout the period - class B

	Year ended October 31
	2008	2007	2006	2005	2004
Net asset value, beginning of year	$12.99	$10.22	$9.70	$8.44	$8.33
Net investment income (loss) (1)	-0.09	-0.09	-0.09	-0.07	-0.13
Net realized and unrealized gain (loss) on investments	-5.48	2.86	0.61	1.33	0.24
Total from investment operations	-5.57	2.77	0.52	1.26	0.11
Net asset value, end of year	$7.42	$12.99	$10.22	$9.70	$8.44
Total Return (2)	-42.9%	27.1%	5.4%	14.9%	1.3%
Ratios and supplemental data:
Net assets, end of year (000‘s omitted)	$94,253	$206,695	$221,298	$260,786	$279,963
Ratio of expenses to average net assets	2.05%	2.10%	1.96%	2.12%	2.09%
Ratio of net investment income (loss) to average net assets	-0.87%	-0.81%	-0.91%	-0.72%	-1.46%
Portfolio Turnover Rate	181.48%	171.78%	322.94%	249.17%	191.13%

(1) Amount was computed based on average shares outstanding during the period.

(2) Does not reflect the effect of any contingent deferred sales charges.

ALGER MIDCAP GROWTH FUND

Financial highlights for a share outstanding throughout the period - class A

	Year ended October 31
	2008	2007	2006	2005	2004
Net asset value, beginning of year	$11.36	$8.93	$9.15	$7.89	$7.57
Net investment income (loss) (1)	-0.05	-0.07	-0.07	-0.08	-0.08
Net realized and unrealized gain (loss) on investments	-5.23	3.46	0.85	1.34	0.40
Total from investment operations	-5.28	3.39	0.78	1.26	0.32
Distributions from net realized gains	-1.82	-0.96	-1.00	—	—
Net asset value, end of year	$4.26	$11.36	$8.93	$9.15	$7.89
Total Return (2)	-54.9%	41.6%	8.9%	16.0%	4.2%
Ratios and supplemental data:
Net assets, end of year (000‘s omitted)	$197,507	$445,903	$318,934	$318,423	$276,076
Ratio of expenses to average net assets	1.30%	1.33%	1.23%	1.36%	1.34%
Ratio of net investment income (loss) to average net assets	-0.67%	-0.69%	-0.77%	-0.96%	-1.08%
Portfolio Turnover Rate	328.95%	279.32%	272.41%	239.32%	210.18%

Financial highlights for a share outstanding throughout the period - class B

	Year ended October 31
	2008	2007	2006	2005	2004
Net asset value, beginning of year	$10.09	$8.09	$8.43	$7.33	$7.08
Net investment income (loss) (1)	-0.09	-0.12	-0.12	-0.14	-0.13
Net realized and unrealized gain (loss) on investments	-4.52	3.08	0.78	1.24	0.38
Total from investment operations	-4.61	2.96	0.66	1.10	0.25
Distributions from net realized gains	-1.82	-0.96	-1.00	—	—
Net asset value, end of year	$3.66	$10.09	$8.09	$8.43	$7.33
Total Return (2)	-55.2%	40.5%	8.2%	15.0%	3.5%
Ratios and supplemental data:
Net assets, end of year (000‘s omitted)	$69,142	$218,783	$212,286	$260,986	$276,982
Ratio of expenses to average net assets	2.04%	2.08%	1.98%	2.11%	2.09%
Ratio of net investment income (loss) to average net assets	-1.42%	-1.43%	-1.52%	-1.71%	-1.83%
Portfolio Turnover Rate	328.95%	279.32%	272.41%	239.32%	210.18%

(1) Amount was computed based on average shares outstanding during the period.

(2) Does not reflect the effect of any contingent deferred sales charges.

ALGER SMALLCAP GROWTH FUND

Financial highlights for a share outstanding throughout the period - class A

	Year ended October 31
	2008	2007	2006	2005	2004
Net asset value, beginning of year	$8.02	$6.31	$5.21	$4.18	$3.95
Net investment income (loss) (1)	-0.07	-0.07	-0.05	-0.06	-0.06
Net realized and unrealized gain (loss) on investments	-3.58	1.78	1.15	1.09	0.29
Total from investment operations	-3.65	1.71	1.10	1.03	0.23
Net asset value. end of year	$4.37	$8.02	$6.31	$5.21	$4.18
Total Return (2)	-45.5%	27.1%	21.1%	24.6%	5.8%
Ratios and supplemental data:
Net assets, end of year (000‘s omitted)	$258,783	$482,318	$221,019	$110,329	$82,891
Ratio of expenses to average net assets	1.38%	1.41%	1.37%	1.62%	1.69%
Ratio of net investment income (loss) to average net assets	-1.09%	-0.97%	-0.91%	-1.19%	-1.47%
Portfolio Turnover Rate	62.37%	73.54%	83.72%	104.30%	128.79%

Financial highlights for a share outstanding throughout the period — class B

	Year ended October 31
	2008	2007	2006	2005	2004
Net asset value, beginning of year	$7.28	$5.77	$4.80	$3.88	$3.70
Net investment income (loss) (1)	-0.11	-0.11	-0.09	-0.08	-0.09
Net realized and unrealized gain (loss) on investments	-3.23	1.62	1.06	1.00	0.27
Total from investment operations	-3.34	1.51	0.97	0.92	0.18
Net asset value, end of year	$3.94	$7.28	$5.77	$4.80	$3.88
Total Return (2)	-45.9%	26.2%	20.2%	23.7%	4.9%
Ratios and supplemental data:
Net assets, end of year (000‘s omitted)	$23,783	$57,448	$57,928	$61,499	$70,304

Ratio of expenses to average net assets	2.13%	2.16%	2.14%	2.36%	2.43%
Ratio of net investment income (loss) to average net assets	-1.84%	-1.70%	-1.66%	-1.94%	-2.21%
Portfolio Turnover Rate	62.37%	73.54%	83.72%	104.30%	128.79%

(1) Amount was computed based on average shares outstanding during the period.

(2) Does not reflect the effect of any contingent deferred sales charges.

THE ALGER FUNDS

The Alger Funds (the “Fund”) is an investment company registered with the Securities and Exchange Commission (“SEC”) in the U.S.A. - a mutual fund - that presently consists of ten Sub-Funds, three of which are offered publicly in the Federal Republic of Germany. The Board of Trustees of The Alger Funds may, at any time, decide to create additional Sub-Funds. Each Sub-Fund has distinct investment objectives and policies and a shareholder’s interest is limited to the Sub-Fund in which he or she owns participating shares.

The three Sub-Funds offered in Germany are:

* Alger LargeCap Growth Fund

* Alger MidCap Growth Fund

* Alger SmallCap Growth Fund

The Alger Funds is designed to provide investors with the opportunity to pool their money to take advantage of the professional investment expertise of Fred Alger Management, Inc. (“Alger Management”).

In the U.S.A. such Sub-Funds of The Alger Funds are publicly offered as class A, B or C shares having different sales charges and current expenses but granting the same rights with respect to the assets of each Sub-Fund.

The shares publicly offered in the Federal Republic of Germany are qualifying as class A and class B shares. For the time being there are no other share classes that can be obtained by private customers in Germany. Therefore all information given in this Prospectus shall refer to class A and class B shares unless otherwise stated.

However, at the end of eight years, starting at the end of the calendar month, in which the investor’s application form for the purchase of shares was accepted, class B shares will, for the benefit of the Shareholder, be converted automatically and free of charge into class A shares since this type of share is subject to a sales charge but requires a lower distribution fee than class B shares.

THE SUB-FUNDS: INVESTMENT OBJECTIVES, INVESTMENT STRATEGIES AND POLICIES

General

Each Sub-Fund has adopted a policy to invest at least 80% of its assets in specified securities appropriate to its name and to provide shareholders with at least 60 days’ prior notice of any change with respect to this policy. All of the Funds invest primarily in equity securities, such as common or preferred stocks, which are listed on U.S. exchanges or in the over-the-counter market. They invest primarily in “growth” stocks. The Funds’ Manager, Fred Alger Management, Inc., (“Alger Management” or the “Manager”) believes that these companies tend to fall into one of two categories:

•          High Unit Volume Growth

Vital, creative companies which offer goods or services to a rapidly-expanding marketplace. They include both established and emerging firms, offering new or improved products, or firms simply fulfilling an increased demand for an existing product line.

•          Positive Life Cycle Change

Companies experiencing a major change which is expected to produce advantageous results. These changes may be as varied as new management, products or technologies; restructuring or reorganization; regulatory changes; or merger and acquisition.

A company’s market capitalization will often dictate which Fund(s) it will be placed in. The market capitalization of a company is its price per share multiplied by its number of outstanding shares.

Each Fund’s portfolio manager(s) may sell a stock when it reaches a target price, fails to perform as expected, or when other opportunities appear more attractive. As a result of this disciplined investment process, each Fund may engage in active trading of portfolio securities. If a Fund does trade in this way, it may incur increased transaction costs and brokerage commissions, both of which can lower the actual return on an investment. Active trading may also increase short-term gains and losses, which may affect the taxes a shareholder has to pay.

All of the Sub-Funds may, but are not required to, purchase put and call options and sell (write) covered put and call options on securities and securities indexes to try to increase gain or to hedge against the risk of unfavorable price movements. Other than Alger LargeCap Growth Fund, each Sub-Fund’s investment objective may be changed by the Board of Trustees without shareholder approval.

Alger LargeCap Growth Fund

Investment objective: The investment objective of the Alger LargeCap Growth Fund is long-term capital appreciation.

Investment strategy and policy: The Sub-Fund focuses on growing companies that generally have broad product lines, markets, financial resources and depth of management. Under normal circumstances, the Sub-Fund invests at least 80 percent of its net assets in equity securities of companies that, at the time of purchase of the securities, have total market capitalization equal to or greater than the market capitalization of companies included in the Russell 1000 Growth Index, as reported by the index quarterly.

This index is designed to track the performance of large-capitalization growth stocks. At December 31, 2008, the market capitalization of the companies in this index ranged from $44.8 million to $ 421.8 billion.

While the foregoing broad policy still applies, the Board of Trustees of the Fund has approved further narrowing the Fund’s investment focus within this range. Under normal circumstances, the Fund intends to invest at least 75% of its net assets in equity securities of companies that, at the time of purchase of the securities, have a market capitalization greater than $10 billion. The Fund will no longer purchase securities of companies that, at the time of purchase of the securities, have a market capitalization less than $4 billion. Additionally, the Fund will generally limit its investments to between 70 — 100 holdings.

The Sub-Fund will not change this investment policy without 60 days notice to shareholders.

Annual total return for class B shares as at December 31 (%)

1999	2000	2001	2002	2003	2004	2005	2006	2007	2008
32.61	(15.74)	(12.85)	(33.37)	33.74	4.79	10.68	4.23	18.70	-46.30

Alger MidCap Growth Fund

Investment objective: The investment objective of the Alger MidCap Growth Fund is long-term capital appreciation.

Investment strategy and policy: The Sub-Fund focuses on midsized companies with promising growth potential. Under normal circumstances, the Sub-Fund invests at least 80% of its net assets in equity securities of companies that, at the time of purchase of the securities, have total market capitalization within the range of companies included in the Russel Midcap Growth Index or the S&P MidCap 400 Index®, updated quarterly. Both indexes are designed to track the performance of medium capitalization companies.

At December 31, 2008, the market capitalization of the companies in these indexes ranged from $45 million to $15 billion.

The Sub-Fund will not change this investment policy without 60 days notice to shareholders.

Annual total return for class B shares as at December 31 (%)

1999	2000	2001	2002	2003	2004	2005	2006	2007	2008
34.34	11.97	(7.58)	(31.01)	44.55	11.92	8.48	8.89	30.68	-58,85

Alger SmallCap Growth Fund

Investment objective: The investment objective of the Alger SmallCap Growth Fund is long-term capital appreciation.

Investment strategy and policy: The Sub-Fund focuses on small, fast-growing companies that the Manager believes offer innovative products, services or technologies to a rapidly expanding marketplace. Under normal circumstances, the Sub-Fund invests at least 80% of its net assets in equity securities of companies that, at the time of purchase of the securities, have total market capitalization within the range of companies included in the Russell 2000 Growth Index® or the S&P SmallCap 600 Index®, updated quarterly. Both indexes are broad indexes of small capitalization stocks.

At December 31, 2008, the market capitalization of the companies in these indexes ranged from $15 million to $3.3 billion.

The Sub-Fund will not change this investment policy without 60 days notice to shareholders.

The Board of Trustees of The Alger Funds has authorized a partial closing of Alger SmallCap Growth Fund (the “Fund”). Effective January 19, 2010, the Fund’s shares will be available for purchase only by existing shareholders of the Fund who maintain open accounts and certain select groups of investors who transact with certain broker dealers and third party administrators identified by Fred Alger & Company, Incorporated, the Fund’s distributor.

The Fund may resume sales to all investors at some future date if the Board of Trustees determines that doing so would be in the best interest of shareholders.

Annual total return for class B shares as at December 31 (%)

1999	2000	2001	2002	2003	2004	2005	2006	2007	2008
32.14	(29.50)	(31.74)	(27.96)	41.79	15.00	15.33	18.06	15.13	-46.42

INVESTMENT RISKS

The high prospective earnings of the Sub-Funds are faced with the accordingly high economic risks.

Risks applicable to all Sub-Funds

As with any fund that invests in stocks, the value of an investment in a portfolio will fluctuate due to changes in the market prices of the investments made by that portfolio, and, in theory, there may also be a total loss of such investment. A Sub-Fund’s price per share will fluctuate due to changes in the market prices of its investments. Furthermore the value of an investment in stocks may not grow as fast as the rate of inflation. In addition, stocks tend to be more volatile than some other investments you could make, such as bonds. Prices of growth stocks tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. Based on each Sub-Fund’s investment styles and objectives, an investment in such Sub-Fund may be better suited to investors who seek long-term capital growth and can tolerate fluctuations in their investment’s value.

If the Investment Manager incorrectly predicts the price movement of a security, index or market, an option held by a Sub-Fund may expire unexercised and the Sub-Fund will lose the premium it paid for the option, or the Sub-Fund as the writer of an option may be required to purchase or sell the optioned security at a disadvantageous price or settle an index option at a loss. Also, an imperfect correlation between a hedge and the securities hedged may render the hedge partially ineffective.

Additional risks applicable to Alger MidCap Growth Fund and Alger SmallCap Growth Fund

In particular with regard to the Alger MidCap Growth Fund and the Alger SmallCap Growth Fund investments in smaller, newer issuers generally involve greater risk than investments in larger, more established issuers because of the inexperienced management and limited financial resources of such companies. It may be difficult or impossible to liquidate a security position at a time and price acceptable to the Sub-Fund owing to the potentially less frequent trading of stocks of smaller market capitalization.

Further information

Further information as to the way the Sub-Funds invest their assets are contained in Sec. “Investment techniques, strategies and risks” and “Investment restrictions” in the Prospectus.

PURCHASE OF SHARES

General Information

At present The Alger Funds only offers shares in the form of class A and class B shares to private customers in Germany. The maximum investment in class B shares is $ 49,999. For investors it is however more cost-efficient to purchase shares at a higher amount.

Class A shares

The issue of class A shares will be subject to a sales charge of up to 5.25% of the offering price.

When you buy class A shares, you may pay the following sales charge*:

Purchase amount	Sales charge relating to the gross investment (offering price)	Sales charge relating to the net investment
Less than $ 25,000	5.25%	5.54%

$ 25,000 – $ 49,999	4.50%	4.71%
$ 50,000 – $ 99,999	4.00%	4.17%
$ 100,000 – $ 249,999	3.50%	3.63%
$ 250,000 – $499,999	2.50%	2.56%
$ 500,000 – $ 749,000	2.00%	2.04%
$ 750,000 – $ 999,999	1.50%	1.52%
$ 1,000,000 and over	**	**

* The sales charge may be reimbursed to the broker up to an amount of 5% as brokerage commission.

** Purchases of class A shares which, when combined with current holdings of class A shares offered with a sales charge, equal or exceed $1,000,000 in the aggregate may be made at net asset value without any initial sales charge, but will be subject to a contingent deferred sales charge (“CDSC”) of 1.00% on redemptions made within 12 months of purchase. The CDSC is waived in certain circumstances.

In calculating a CDSC, the Sub-Funds assume first, that the redemption is of shares, if any, that are not subject to any CDSC.

Example of computation of the offering price

Given that a Sub-Fund’s net asset value applicable to the class A shares is US$ 150,000,000. With 16,500,000 class A shares outstanding, there would be a net asset value per class A share of US$ 9.09. The net asset value per share plus a sales charge of 5.54% of the net asset value per share (US$ 0.50) amounts to the offering price per share of US$ 9.59.

Right of Accumulation

Class A shares may be purchased by any person (which includes an individual, his or her spouse and children, or a trustee or other fiduciary of a single trust, estate or single fiduciary account) at a reduced sales charge as determined by aggregating the existing shareholding and the new shares to be purchased. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

Letter of Intent

A Letter of Intent (“LOI”) contemplating aggregate purchases of $25,000 or more provides an opportunity for an investor to obtain a reduced class A sales charge by aggregating investments over a 13-month period, provided that the investor refers to such LOI when placing orders. For purposes of a LOI, the purchase amount as referred to in the sales charge table above includes purchases by any person (as defined above) of all class A and class B shares of the Sub-Funds, offered with a sales charge over the following 13 months. An alternative is to compute the 13-month period starting up to 90 days before the date of execution of the LOI.

Purchases made by reinvestment of dividends or distributions of capital gains do not count towards satisfying the amount of the LOI. It is the responsibility of the dealer of record and/or the investor to advise the Main Distributor about the LOI when placing any purchase orders for the investor during the LOI period. Death or disability of the shareholder will not terminate the LOI.

The minimum initial investment under the LOI is 5% of the total LOI amount. Each investment in class A shares made during the period receives the reduced sales charge applicable to the total amount of the investment goal. Shares purchased with the first 5% of the total LOI amount will be held in escrow by the Transfer Agent to assure any necessary payment of a higher applicable sales charge if the investment goal is not met. If the goal is not achieved, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed.

Class B shares

The offering price of class B shares corresponds to the relevant net asset value per share. Class B shares are not subject to an initial sales charge. However, a contingent deferred sales charge (“CDSC”) of up to 5% may be charged if shares are redeemed before the end of six years after the date of purchase. Further details of the CDSC are set out in Sec. “Contingent Deferred Sales Charge” in this Prospectus.

The shares issued in the form of class B shares will be converted automatically after a holding period of 8 years. So the shareholder will benefit from a relief given to him with respect to the distribution fee which is higher with regard to class B shares than with regard to class A shares. Further details of this subject are set out in Sec. “Conversion of class B shares” and in Sec. “Distribution Plan” in this Prospectus.

In addition, if you redeem shares, by sale or exchange, within 30 days of purchase, a redemption fee of 2% of the amount redeemed may be imposed. Further details of the redemption fee are set out in Sec. “Redemption Fee” in this Prospectus.

Waivers of Sales Charges

With regard to class A shares no initial sales charge is imposed on purchases (1) by (i) employees of Alger Inc. and its affiliates, (ii) IRAs, Keogh Plans and employee benefit plans for those employees and (iii) spouses, children, siblings and parents of those employees and trusts of which those individuals are beneficiaries, as long as orders for the shares on behalf of those individuals and trusts were placed by the employees; (2) by (i) accounts managed by investment advisory affiliates of Alger Inc. that are registered under the Investment Advisers Act of 1940, as amended, (ii) employees, participants and beneficiaries of those accounts, (iii) IRAs, Keogh Plans and employee benefit plans for those employees, participants and beneficiaries and (iv) spouses and minor children of those employees, participants and beneficiaries as long as orders for the shares were placed by the employees, participants and beneficiaries; (3) by directors or trustees of any investment company for which Alger Inc. or any of its affiliates serves as investment adviser or distributor; (4) of shares held through defined contribution plans as defined by the Employee Retirement Income Security Act of 1974, as amended that have an agreement in place with the Distributor for, among other things, waiver of the sales charge; (5) by an investment company registered under the U.S. Investment Company Act in connection with the combination of the investment company with the sub-fund by merger, acquisition of assets or by any other transaction; (6) by registered investment advisers for their own accounts; (7) on behalf of their clients by registered investment advisers, banks, trust companies and other financial institutions, including broker-dealers with which either the Sub-Fund or Alger Inc. has entered into agreements contemplating the waiver of such charges; (8) by a Processing Organization, as shareholder of record on behalf of (i) investment advisers or financial planners trading for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services and clients of such investment advisers or financial planners trading for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of the Processing Organization, and (ii) retirement plans; (9) by registered representatives of broker-dealers which have entered into Selected Dealer Agreements with Alger Inc., and their spouses, children, siblings and parents; and (10) by siblings or spouses of individuals who died in the terrorist attacks of September 11, 2001.

Investors purchasing class A shares subject to one of the foregoing waivers are required to claim and substantiate their eligibility for the waiver at the time of purchase.

German Distributor and independent distribution agents

You may purchase shares in the Sub-Funds at their relevant offering price either through

NORAMCO AG

Schloss Weilerbach

54669 Bollendorf

phone: 0800-99 25437

fax: 0 65 26 92 92-30

or through such financial advisers and stockbrokers who are authorized to act as independent intermediary pursuant to the distribution agreement entered into with NORAMCO AG.

The Main Distributor of The Alger Funds, Fred Alger & Company, Inc., entrusted NORAMCO AG with the exclusive distribution and shareholder servicing in Germany. The German Distributor is a stock corporation having a share capital of EUR 150,000 as of December 31, 2007.

Financial advisers, stockbrokers and banks (“distribution agents”) act in their own name and for their own account. They render investors an independent service and are not agents appointed by The Alger Funds, any company of the Alger group mentioned in this Prospectus or NORAMCO AG. There will neither be any assumptions of liability within the meaning of the German Banking Law nor in any other respect by the Alger group or NORAMCO AG for financial advisers, stockbrokers and banks. The reference to financial advisers, stockbrokers and banks is only made with regard to the purchase of shares in The Alger Funds and not with regard to other financial products offered by the distribution agents and banks.

Financial advisers, stockbrokers and banks are also not authorized to receive any payments made with regard to shares in the name of The Alger Funds, a company of the Alger group or NORAMCO AG.

Application for shares

The application form accompanying this Prospectus should be executed carefully and properly in order to avoid any queries which may result in delays with respect to the purchase of shares. In particular, the application form should state in which Sub-Fund the investor’s money should be invested. The completed and signed application form should be forwarded directly or through a distribution agent to the Luxembourg-based settlement company The Bank of New York Mellon Luxembourg S.A., 1A Hoehenhof, L—1736 Senningerberg, Grand Duchy of Luxembourg which immediately will pass it on by electronic means to the Sub-Fund’s Transfer Agent. After receipt of the application form the Sub-Funds will decide without undue delay whether the application is accepted.

Investors shall make the payment for the amount invested by transferring the amount to the Paying Agent account with the German Paying Agent and state clearly for which Sub-Fund and for which share class the payment is intended, since otherwise the payment might not be allocated. Without any relevant allocation the purchase of shares will not be effected. In general shares are purchased at the net asset value on such day on which the amount invested is received by the German Paying Agent before 10:00 a.m., provided that the application form is also received and that the net asset value of the Sub-Funds is calculated on that day. The German Paying Agent will convert the amount invested into U.S.-Dollar on the day of the receipt of the amount invested, provided this amount is received prior 12:00 a.m., and pass it on to the Custodian. If the amount is received after 12:00 a.m. the amount invested will be converted into U.S.-Dollar on the next working day.

The calculation of the net asset value is described in Sec. “Determination of Net Asset Value” of this Prospectus.

The investor will be entered without undue delay into the relevant register of shareholders and will receive a confirmation with regard to the shares purchased by him. Effective November 22, 2004, physical share certificates will no longer be issued for shares of the Sub-Funds.

The minimum initial investment in each Sub-Fund shall be EUR 5,000. The minimum subsequent investment shall be EUR 1,000 or EUR 125 in conjunction with the Alger Investment Plan.

Under certain circumstances The Alger Funds will enable the investors to purchase shares by exchanging their shares held provided, however, that Alger Management believes that the proposed stocks are acceptable for The Alger Funds, and with a minimum of 100 shares of each company generally being required. If this is not the case, Alger Management always has the right to reject all or any part of the stocks proposed for exchange. If Alger Management accepts the stocks proposed for exchange for a Sub-Fund’s participating shares, the investor should furnish such stocks together with the necessary deed of transfer to the Custodian, verifying that he is authorized to dispose of the stocks. Upon receipt by the Custodian the stocks will be valued as of the close of business on the day of receipt in the same manner as the Sub-Fund’s stocks are valued. Then the number equal to the value of the investor’s shares will be credited to his account. Applicable sales charges, if any, may be deducted, but there is no charge for making the exchange and no brokerage commission, although applicable stock transfer taxes, if any, may be deducted.

With regard to the availability of this service in Germany as well as further details interested investors should contact the German Distributor.

Types of Accounts

Any shareholder account may be opened as single account or joint account.

Joint accounts may only be opened with the granting of individual power of disposal. That means that a shareholder may have the power of disposal - also in his favor - alone without the signature or the prior consent of the other joint shareholders, including the closing out of the account. The Alger Funds shall not be obliged to inform the joint shareholders before following such an instruction. Therefore investors should be aware of the risk associated with any abuse of individual power of disposal.

By granting individual power of disposal you also declare your intention that the account is to be transferred to the survivor in case of your death.

If an account is opened by an infant the signatures of both legal guardians will be required. Before reaching majority this shall also apply to other dispositions with regard to that account. In the application form the legal guardians may, however, grant each other sole power of representation, valid until being revoked in writing. If only one parent is entitled to the custody of the child, relevant evidence may be required before carrying out the transaction.

In case of the death of a shareholder the Sub-Funds will request the certificate of inheritance, letters testamentary or other necessary documents in order to clarify the execution authority. The Sub-Funds may, at their sole discretion, waive the submission of a certificate of inheritance or letters testamentary if they receive an original or witnessed copy of the testamentary disposition (testament, contract of inheritance) together with the associated minutes of opening. The Sub-Funds may regard the person designated therein as authorized as the heir or executor, permit him to dispose, and in particular, may make payments to him with discharging effect. This does not apply, if it is known to the Sub-Funds that the person named therein is not authorized for disposition, or, if the Sub-Funds have not become aware of this because of their negligence.

Investors’ Duty of Cooperation

The proper settling of the shareholders account requires that the shareholder notifies the German Distributor without undue delay of any changes of his name or address as well as other changes affecting the account. Any details stated in orders of any kind shall be beyond all doubts. Misleading statements may lead to wrong entries or queries which in turn may result in delays.

The investors shall verify immediately any confirmation of balance which is mailed to them after every purchase (or every redemption or conversion) in order to ensure that the entry in the investor’s shareholder account was properly effected. Furthermore, the investors have to inform in writing the German Distributor without undue delay about any discrepancies or unauthorized account movements.

That also applies to confirmations with regard to the settlement of any transactions on behalf of the shareholder. Any information included in such confirmation of balance is deemed finally correct, if the shareholder has not raised objection within 10 days of receipt.

Conversion of Class B Shares

Since class B shares, in contrast with class A shares, are not subject to any sales charge, they offer investors the advantage that their amount invested will be used undiminished for the generating of gains and returns. On the other hand, class B shares are subject to a higher continuous distribution fee than class A shares so that after a certain period of time the initial advantage will disappear.

That is why at the end of an eight years period, beginning at the end of the calendar month, in which the payment of the offering price is received, class B shares will, for the benefit of the shareholder, be converted automatically and without any charges to the shareholder into class A shares. The shares will then be subject to the lower distribution fee imposed on class A shares.

The conversion will be effected on the basis of the relative net asset value per share without taking into account any sales charge and other fees. Since class A shares compared to class B shares of the same Sub-Fund have a higher net asset value per share because of a lower distribution fee, each conversion will result in a lower number of shares held by the shareholder. The amount of his holding in the relevant Sub-Fund will however remain the same.

REDEMPTION OF SHARES

Shareholders may redeem their shares through the Luxembourg-based settlement company The Bank of New York Luxembourg Mellon S.A., 1A Hoehenof, L-1736 Senningerberg, Grand Duchy of Luxembourg or by sending a written redemption request directly to the Transfer Agent (in this case in English language) and request the payment of their holding in the assets represented by their shares.

If shares are held without share certificates a written request that is signed by the shareholder(s) exactly in that way the application form for the purchase of shares, pursuant to which the shareholder account was registered will be necessary.

If certificates are held by the shareholder(s), the certificates shall be signed in the name(s) shown of the face of the certificates and returned. The portion in the assets relating to the shares to be redeemed is the net asset value per share next determined after the redemption request is received in good order by the Transfer Agent after deduction of a contingent deferred sales charge (“redemption price”), if any.

The calculation of the net asset value is set out in Sec. “Determination of Net Asset Value” in this Prospectus.

Payment will be made by US$ check or via the German Paying Agent; depending on the type of payment you choose, the check will be posted or the instructions to transfer funds will be given within seven days of receipt of a written redemption request. The payment in a foreign currency is made at the shareholder’s own risk and account. Under exceptional circumstances the redemption proceeds will only be available to the shareholder after the end of seven days because of delays in postal delivery or funds transfer. Pursuant to applicable law such delays beyond the reach of influence of The Alger Funds are not subject to any liability.

Certain redemptions are subject to a contingent deferred sales charge and a redemption fee, respectively. For further information please refer to the following Sec. “Contingent Deferred Sales Charge” and “Redemption Fee”, respectively in this Prospectus.

The Alger Funds reserves the right to close out accounts if the value of the shares in these accounts has fallen below US$ 1,000. In such a case the shareholder is given the prior opportunity to raise his investment accordingly in order to avoid the closing out of his account.

With regard to payments made by bank transfer, please note that the relevant amount may be credited to the account at a later date due to the different bank maturities and that exchange losses are not excluded because of the necessary conversion from US$ into Euro, which takes place on the day of receipt with the German Paying Agent.

Contingent Deferred Sales Charge (“CDSC”)

In principle redemptions of class A shares will not be subject to a CDSC with the exception of the CDSC of 1.00% as set out in Sec. “Purchase of Shares“ on redemptions of shares purchased without sales charge which are made within 12 months of purchase.

The Sub-Funds do not impose any initial sales charge on purchases of class B shares. But a CDSC may be charged on certain redemptions; the CDSC is imposed on any redemption that causes the current value of the shareholder account to fall below the amount of purchase payments during the last holding period of six years. According to the following table the amount of the charge will depend on the number of years the participating shares have been held:

Years shares were held	Contingent Deferred Sales Charge

Less than one	5%
One but less than two	4%

Two but less than three	3%
Three but less than four	2%
Four but less than five	2%
Five but less than six	1%
Six and more	None

Basis of Computation

For purposes of the CDSC, it is assumed that the shares of the Sub-Fund from which the redemption is made are those shares of the respective Portfolio which result in the lowest charge, if any.

Redemptions of shares of each of the Sub-Funds are deemed to be made first from amounts, if any, to which a CDSC does not apply. There is no CDSC on redemptions of (i) shares that represent appreciation on original investments, and (ii) shares purchased through reinvestment of dividends and capital gains.

Waivers of CDSC

No CDSC is imposed on (1) redemptions by (i) employees of Alger Inc. and its affiliates, (ii) IRAs, Keogh Plans and employee benefit plans for those employees and (iii) spouses, children, siblings and parents of those employees, and trusts of which those individuals are beneficiaries, as long as orders for the shares on behalf of those individuals and trusts were placed by the employees; (2) redemptions by (i) accounts managed by U.S. investment advisory affiliates of Alger Inc. that are registered under the Investment Advisers Act of 1940, as amended, (ii) employees, participants and beneficiaries of those accounts, (iii) IRAs, Keogh Plans and employee benefit plans for those employees, participants and beneficiaries and (iv) spouses and minor children of those employees, participants and beneficiaries as long as orders for the shares were placed by the employees, participants and beneficiaries; (3) redemptions by directors or trustees of any investment company for which Alger Inc. or any of its affiliates serves as investment adviser or distributor; (4) of shares held through defined contribution plans as defined by the Employee Retirement Income Security Act of 1974, as amended that have an agreement in place with the Distributor for, among other things, waiver of the sales charge; (5) redemptions by an investment company registered under the U.S. Investment Company Act in connection with the combination of the investment company with the sub-fund by merger, acquisition of assets or by any other transaction; (6) redemptions by registered investment advisers for their own accounts; (7) redemptions on behalf of their clients by registered investment advisers, banks, trust companies and other financial institutions, including broker-dealers with which either the Fund or Alger Inc. has entered into agreements contemplating the waiver of such charges; (8) redemptions by a Processing Organization, as shareholder of record on behalf of (i) investment advisers or financial planners trading for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services or clients of such investment advisers or financial planners trading for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of the Processing Organization, and (ii) retirement plans; (9) redemptions by registered representatives of broker-dealers which have entered into Selected Dealer Agreements with Alger Inc., and their spouses, children, siblings and parents; and (10) redemptions by siblings or spouses of individuals who died in the terrorist attacks of September 11, 2001. Investors purchasing shares subject to one of the foregoing waivers are required to claim and substantiate their eligibility for the waiver at the time of purchase. It is also the responsibility of shareholders redeeming shares subject to a waiver of the charge to assert this status at the time of redemption.

Any CDSC which otherwise would be imposed on redemptions of shares of a Fund will be waived in certain instances, including (a) redemptions of shares held at the time a shareholder becomes disabled or dies, including the shares of a shareholder who owns the shares with his or her spouse as joint tenants with right of survivorship, provided that the redemption is requested within one year after the death or initial determination of disability, (b) redemptions in connection with different retirement plans for U.S. employees (IRA among others) that are generally not allowing the participation of German shareholders; (c) systematic withdrawal payments, and (d) redemptions by the Fund of Fund shares whose value has fallen below the minimum initial investment amount. For purposes of the waiver described in (a) above, a person will be deemed “disabled” if the person is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or to be of long-continued and indefinite duration.

Suspension of the Right of Redemption

According to the U.S. Investment Company Act the right of redemption of shares of a Sub-Fund or the date of payment of the redemption proceeds may be suspended for more than seven days (a) for any periods during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in the markets the Sub-Fund normally invests in is restricted, or an emergency, as defined by the rules and regulations of the SEC, exists, making disposal of the Sub-Fund’s investments or determination of its asset value not reasonably practicable or (c) for such other periods as the SEC by order may permit for protection of the Sub-Funds’ shareholders.

No interest will be paid on uncleared checks with respect to redemption proceeds or distributions.

Redemption Fee

If you redeem shares of a Sub-Fund, by sale or exchange, within 30 days of purchase, the Sub-Fund may impose a redemption fee of 2% of the amount redeemed. Shareholders claiming waivers of the redemption fee must assert their status at the time of redemption.

This fee will be retained by the Sub-Fund.

Shares held the longest will be treated as having been redeemed first for purposes of determining whether the fee applies.

The fee will not apply to redemptions (i) due to shareholder death or disability, (ii) from certain omnibus accounts, (iii) of shares acquired through reinvestment of distributions or capital gains, (iv) through certain employer-sponsored retirement plans or employee benefit plans or, with respect to any plan, to comply with minimum distribution requirements, (v) effected pursuant to an automatic non-discretionary rebalancing program, (vi) pursuant to the

Systematic Withdrawal Plan, or (vii) by the Sub-Fund of accounts falling below the minimum initial investment amount. The Sub-Funds reserve the right to waive this fee in other circumstances if the Investment Manager determines that doing so is in the best interest of the Sub-Funds.

DETERMINATION OF NET ASSET VALUE

The value of one share is its “net asset value”. The price of one share of a class is based on its net asset value. The net asset value is computed by adding the value of the Fund’s investments plus cash and other assets allocable to the class, deducting applicable liabilities and then dividing the result by the number of its shares outstanding. The net asset value of a share of a given class may differ from that of one or more other classes. Net asset value is calculated as of the close of business (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange (“NYSE”) is open.

The NYSE is generally open on each Monday through Friday, except New Year’s Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents’ Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day.

The share capital of a Sub-Fund is equal to its net asset value.

Foreign securities are usually valued on the basis of the most recent closing price of the foreign markets on which such securities principally trade. For each Fund that invests in foreign securities principally listed on foreign exchanges that may trade on days the NYSE is closed, the value of a Fund’s assets may be affected on days when shareholders will not be able to purchase or redeem Fund shares.

The assets of the Sub-Funds are generally valued on the basis of market quotations. Securities for which such information is readily available are valued at the last reported sales price or, in the absence of reported sales, securities are valued at a price within the bid and asked price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the absence of a recent bid or asked price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

If market quotations are not readily available or do not accurately reflect fair value for a security, or if a security’s value has been materially affected by events occurring after the close of the market on which the security is principally traded, the security may be valued on the basis of fair value as determined by the Manager under procedures adopted by the Trust’s Board of Trustees.

Other investments and other assets, including restricted securities and securities for which market quotations are not readily available, are valued at fair value under procedures approved by the Board of Trustees.

A security’s valuation may differ depending on the method used for determining value.

Short-term securities with maturities of 60 days or less are valued at amortized cost, as described below, which constitutes fair value as determined by the Board of Trustees. Securities in which the Funds invest may be traded in markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE (normally 4:00 p.m. Eastern time) may result in adjustments to the closing prices to reflect what the investment manager, pursuant to policies established by the Board of Trustees, believes to be fair values of these securities as of the close of the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but the Funds are open.

Amortized cost valuation involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. Although this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Sub-Fund would receive if it sold the instrument.

In determining whether market quotations are reliable and readily available, the Investment Manager monitors information it routinely receives for significant events it believes will affect market prices of portfolio instruments held by the Sub-Fund. Significant events may affect a particular company (for example, a trading halt in the company’s securities on an exchange during the day) or may affect securities markets (for example, a natural disaster that causes a market to close). If the Investment Manager is aware of a significant event that has occurred after the close of the market where a portfolio instrument is primarily traded, but before the close of the New York Stock Exchange, that the Investment Manager believes has affected or is likely to affect the price of the instrument, the Investment Manager will use its best judgment to determine a fair value for that portfolio instrument under procedures adopted by the Board of Trustees.

The Manager believes that under certain circumstances foreign securities values may be affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets. The Manager’s fair valuation procedures therefore include a procedure whereby foreign securities prices may be “fair valued” to take those factors into account.

Example for the Calculation of the Net Asset Value

Given that, on November 15, 1999, the net asset value of the class B shares of any Sub-Fund was US$ 150,000,000. The net asset value divided by the 16,500,000 shares outstanding would result in a net asset value per class B share of US$ 9.09 corresponding to the offering price as of November 15, 1999.

Furthermore, it is assumed that on January 7, 1999 the net asset value per class B share was US$ 8.50.

Based on the assumption that an investor purchased 1,000 shares on January 7, 1999 at the offering price of US$ 8.50 and that he redeemed these shares on November 15, 1999, thus within one year, the maximum contingent deferred sales charge would have been 5% of the original investment of US$ 8.50, which is US$ 425. (Reinvested) distributions and/or increases in value would be free of charge. As the net asset value of the 1,000 shares on November 15, 1999 would have been US$ 9,090 the investor would have received a payment of US$ 8,665 after deduction of the contingent deferred sales charge.

SPECIAL BENEFITS OFFERED BY THE ALGER FUNDS

ALGER Investment Plan (only for Class B Shares)

The Alger Funds offers investors the opportunity of saving by means of a regular monthly purchase of participating shares under the ALGER Investment Plan.

The Alger Investment Plan may be arranged for one or more Sub-Funds authorized for public distribution in Germany.

Under the Alger Investment Plan the investor undertakes to invest every month at least EUR 125 or any other amount in excess chosen by him in the selected Sub-Fund.

As of the first of each month the monthly investment installment is transferred via direct debiting system from the investor’s bank account to the Paying Agent account of The Alger Funds with Merck Finck & Co. in Hamburg; there it is converted into US$ and passed on to the Custodian of the Alger Funds without undue delay.

The Paying Agent does not charge the investors any fees in connection with the settlement of payments under the Alger Investment Plan.

Shares are purchased at the net asset value on the day the investment installments are credited to the Paying Agent’s account. There is no sales charge under the Alger Investment Plan.

The issue of shares is effected by the entry into the register of shareholders without undue delay.

For the purpose of settlement via direct debiting system the investor gives State Street Bank and Trust Company direct debit authorization with respect to his bank account and undertakes to provide cover at the beginning of each month so that his bank honors the direct debits presented by State Street Bank and Trust Company.

Termination of the Alger Investment Plan, by which the direct debit authorization will be revoked, may be effected at any time by sending a relevant letter to the German Distributor which will pass the termination on to State Street Bank and Trust Company without undue delay.

In order to prevent further debits to the investor’s bank account as of the first of the following month written notice has to be received by the 15th of each month.

If notice is received in time, State Street Bank and Trust Company will no longer make use of the direct debit authorization and will debit no further investment installments.

Investors should under no circumstances oppose a debit of a investment installment covered by direct debit authorization with their bank as otherwise they would become liable for damages to The Alger Funds. The minimum damage incurred in connection with the settlement of an unjustified revocation amounts to EUR 15 unless the investor is able to furnish proof of a lower damage.

If investors do not only wish to terminate the Alger Investment Plan but also want to redeem the participating shares purchased under the Alger Investment Plan they may send their redemption request together with the termination or at any time thereafter. The settlement of redemption requests is described in Sec. “Redemption of shares” in this Prospectus.

The monthly investment installments will not necessarily result in a continuous capital appreciation because even if the number of the purchased participating shares regularly increases, their value may sometimes be subject to considerable fluctuations due to the stock market performances in which the relevant Sub-Fund has invested. In addition, exchange rate movements may have a positive or negative influence on the amount invested.

Exchanges between Sub-Funds

A shareholder may exchange some or all of their shares of a Sub- Fund for shares of another Sub-Fund. However, the shareholder may incur a 2% redemption fee if he exchanges shares of a Sub-Fund for shares of another Sub-Fund within 30 days of having acquired them. One class of shares may not be exchanged for another class of shares.

The shares held within one class of a Sub-Fund may be exchanged for shares of the same class of another Sub-Fund at their respective net asset value per share next determined after the exchange notice is received.

Once an initial sales charge has been imposed on a purchase of Class A Shares, no additional charge is imposed in connection with their exchange. No CDSC is assessed in connection with exchanges at any time. In addition, no CDSC is imposed on the redemption of reinvested dividends or capital gains distributions or on increases in the net asset value of shares of a Fund above purchase payments made with respect to that Fund during the six-year holding period for Class B Shares and the one-year holding period for certain Class A Shares.

For purposes of calculating the eight-year holding periods for automatic conversion of Class B Shares to Class A Shares, shares acquired in an exchange are deemed to have been purchased on the date on which the shares given in exchange were purchased.

An exchange of shares is treated for tax purposes as a sale with a subsequent purchase of participating shares and therefore the speculation tax limit should be taken into consideration.

The exchange privilege may be modified or terminated at any time by a notice to the shareholders.

Shareholders, who intend to exchange their participating shares for those of a Sub-Fund of the Fund, which is not registered for public distribution in Germany, should consider, that they waive the protection of the Investment Act and that they may suffer considerable tax disadvantages.

Systemic Withdrawal Plan

A systematic withdrawal plan is available to shareholders who own shares of a Fund with a value exceeding $10,000 at the time you begin participation in the Plan and who wish to receive specific amounts of cash periodically. Withdrawals of at least $50 monthly (but no more than one percent of the value of a shareholder’s shares in the Fund) may be made under the Withdrawal Plan by redeeming as many shares of the Fund as may be necessary to cover the stipulated withdrawal payment. To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholder’s investment in the Fund, there will be a reduction in the value of the shareholder’s investment and continued withdrawal payments may reduce the shareholder’s investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in a Fund.

Shareholders who wish to participate in the Withdrawal Plan and who hold their shares in certificated form must deposit their share certificates of the Sub-Fund from which withdrawals will be made with State Street Bank and Trust Company, as agent for Withdrawal Plan members. All dividends and distributions on shares in the withdrawal plan are automatically reinvested at asset value in additional shares of the relevant Sub-Fund.

Reinvestment Privilege

Shareholders who have redeemed shares may reinvest all or part of the redemption proceeds in shares of the same class of the same Fund in the same account without an initial sales charge and receive a credit for any CDSC paid on the redemption, provided the reinvestment is made within 30 days after the redemption. Reinvestment will be at the net asset value next determined upon receipt of the proceeds and a letter requesting that this privilege be exercised, subject to confirmation of the shareholder’s status or holdings, as the case may be. You will also receive a pro rata credit for any CDSC imposed. This reinvestment privilege may be exercised only once by a shareholder. Reinvestment will not alter any capital gains tax payable on the redemption and a loss may not be allowed for tax purposes. The Alger Funds reserves the right to stop granting this privilege subject to prior notice within reasonable time.

MANAGEMENT OF THE SUB-FUNDS AND OTHER SERVICES

Supervision by the Board of Trustees

Management and business activity of The Alger Funds is subject to the supervision of the Board of Trustees which is responsible for protecting the interests of shareholders under Massachusetts law.

The Board of Trustees has two standing committees, the Audit Committee and the Nominating Committee. The Audit Committee oversees (a) the Sub-Fund’s accounting and financial reporting policies and practices and its internal controls and (b) the quality and objectivity of the Sub-Fund’s financial statements and the independent audit thereof. The members of the Committee, which met four times during The Alger Fund’s last fiscal year, are Lester L. Colbert, Jr., Stephen E. O’Neil and Nathan E. Saint-Amand.

The function of the Nominating Committee is to select and nominate all candidates who are Independent Trustees for election to the Trust’s Board. The Nominating Committee, which met once during the Trust’s last fiscal year, is composed of all Independent Tustees.

While the Nominating Committee expects to be able to identify a sufficient number of qualified candidates on its own, it will consider nominations from shareholders that are submitted in writing and otherwise pursuant to the provisions of the Nominating Committee Charter.

Information about the Trustees and officers of The Alger Fund is set forth below.

			Number of
			Portfolios
			in the Alger
			Fund
Name, Age, Position with		Trustee and/or Officer	Complex(2) which are Overseen
the Trust and Address(1)	Principal Occupations	Since	by Trustee

Interested Trustee(3)

Hilary M. Alger (47) Trustee	Director of Development, Pennsylvania Ballet since 2004; Associate Director of Development, College of Arts and Sciences and Graduate School, University of Virginia 1999-2003.	2003	27

Non-Interested Trustees

Charles F. Baird, Jr. (55) Trustee	Managing Partner of North Castle Partners, a private equity securities group; Chairman of Leiner Health Products, Enzymatic Therapy and Caleel & Hayden (skincare business); former Chairman of Elizabeth Arden Day Spas, Naked Juice, Equinox (fitness company) and EAS (manufacturer of nutritional products). Formerly Managing Director of AEA Investors, Inc.	2000	27

Roger P. Cheever (63) Trustee	Associate Vice President for Principal Gifts, and Senior Associate Dean for Development in the Faculty of Arts and Sciences at Harvard University; Formerly Deputy Director of the Harvard College Fund.	2000	27

Lester L. Colbert, Jr. (75) Trustee	Private investor since 1988; Formerly Chairman of the Board, President and Chief Executive Officer of Xidex Corporation (manufacturer of computer information media).	2000	27

Stephen E. O’Neil (76) Trustee	Attorney. Private Investor since 1981. Formerly of Counsel to the law firm of Kohler & Barnes.	1986	27

David Rosenberg (46) Trustee	Associate Professor of Law since January 2006 (Assistant Professor 2000-2005), Zicklin School of Business, Baruch College, City University of New York.	2007	27

Nathan E. Saint-Amand M.D. (71) Trustee	Medical doctor in private practice; Member of the Board of the Manhattan Institute (non-profit policy research) since 1988; Formerly Co-Chairman, Special Projects Committee, Memorial Sloan Kettering.	1986	27

Officers(4)

Dan C. Chung (46) President	Chief Investment Officer and Director since 2001, and Chief Executive Officer since 2006, of Alger Management; President since 2003 and Director since 2001 of Alger Associates, Inc. (“Associates”), Fred Alger International Advisory S.A. (“International”) (Director since 2003) and Analysts Resources, Inc. (“Resources”); Formerly Trustee of the Trust from 2001 to 2007.	2001	n/a

Michael D. Martins (43) Treasurer	Senior Vice President of Alger Management; Assistant Treasurer since 2004. Formerly Vice President, Brown Brothers Harriman & Co. 1997-2004.	2005	n/a

Hal Liebes (44) Secretary	Executive Vice President, Chief Legal Officer, Chief Operating Officer and Secretary of Alger Management; Director since 2006 of Associates, International and Resources. Formerly Chief Compliance Officer 2004-2005, AMVESCAP PLC; U.S. General Counsel 1994-2002 and Global General Counsel 2002-2004, Credit Suisse Asset Management.	2005	n/a

Lisa A. Moss (43) Assistant Secretary	Senior Vice President since 2009 and Vice President and Assistant General Counsel of Alger Management since June 2006. Formerly Director of Merrill Lynch Investment Managers, L.P. from 2005-2006; Assistant General Counsel of AIM Management, Inc. from 1995-2005.	2006	n/a

Anthony S. Caputo (53) Assistant Treasurer	Employed by Alger Management since 1986, currently serving as Vice President.	2007	n/a

Sergio M. Pavone (47) Assistant Treasurer	Employed by Alger Management since 2002, currently serving as Vice President.	2007	n/a

Barry J. Mullen (55) Chief Compliance Officer	Senior Vice President and Director of Compliance of Alger Management since May 2006. Formerly Director of BlackRock, Inc. from 2005-2006; Vice President of J.P. Morgan Investment Management from 1996-2004.	2006	n/a

(1)                     The address of each Trustee and Officer is c/o Fred Alger Management, Inc., 111 Fifth Avenue, New York, NY 10003.

(2)                     “Alger Fund Complex” refers to the Trust and the four other registered investment companies managed by Alger Management. Each Trustee serves until an event of termination, such as death or resignation, or until his or her successor is duly elected. Each of the Trustees serves on the Boards of Trustees of the other five registered investment companies in the Alger Fund Complex.

(3)                     Ms. Alger is an “interested person” (as defined in the Act) of the Funds by virtue of her ownership control of Alger Associates, Inc. (“Alger Associates”), which controls Alger Management and its affiliates.

(4)                     Each officer’s term of office is one year. Each officer serves in the same capacity for the other funds in the Fund Complex.

No Trustee is a director of any public company except as may be indicated under “Principal Occupations” above.

No Director, officer or employee of Fred Alger Management, Inc. or its affiliates will receive any compensation from The Alger Funds for serving as an officer or Trustee of The Alger Funds. Each Sub-Fund pays each independent Trustee a fee of $500 for each meeting the Trustee attends, to a maximum of $2,000, plus travel expenses incurred for attending the meeting. The Independent Trustee appointed as Chairman of the Board of Trustees receives an additional compensation of $10,000 per annum paid pro rata by each Fund in the Alger Fund Complex. Additionally, each Fund pays each member of the Audit Committee $50 for each meeting attended to a maximum of $200 per annum.

The Trustees and officers of the Trust are permitted to purchase shares of the Sub-Funds without the payment of any sales charge. Applicable sales charges are waived for these individuals because no selling effort is involved.

The Trust did not offer its Trustees any pension or retirement benefits during or prior to the fiscal year ended October 31, 2008. The following table provides compensation amounts paid to current Independent Trustees of the Trust for the fiscal year ended October 31, 2007.

Compensation Table

Name, Position	Aggregate compensation from The Alger Funds	Total compensation Paid to Trustees from The Alger Funds Complex

Charles F. Baird, Jr.	$14,000	$40,000
Roger P. Cheever	$22,075	$64,037
Lester L. Colbert, Jr.	$20,350	$59,400
Stephen E. O’Neil	$20,350	$59,400
David Rosenberg	$18,500	$54,000
Nathan E. Saint-Amand	$20,350	$59,400

The following table shows each Trustee’s beneficial ownership as of the date of March 1, 2009, by dollar range, of equity securities of the Alger Funds and of all of the funds in the Alger Fund complex overseen by that Trustee. The ranges are as follows: A = none; B = $1—$10,000; C = $10,001—$50,000; D = $50,001—$100,000; E = $100,000-$250,000; F = $ 250,001-$500,000; G = over $500,001.

None of the non-interested Trustees and none of their immediate family members owns any securities issued by Alger Management, Alger Inc., or any company (other than a registered investment company) controlling, controlled by or under common control with Alger Management or Alger Inc.

Name	SmallCap Growth	MidCap Growth	LargeCap Growth	Aggregate Equity Securities of Funds in Alger Fund Complex Overseen by Trustee
Interested Trustees
Hilary M. Alger	G	F	A	G

Non-Interested Trustees
Charles F. Baird, Jr.	A	A	A	A
Roger P. Cheever	A	A	A	D
Lester L. Colbert, Jr.	A	A	C	C
Stephen E. O’Neil	A	A	A	A
David Rosenberg	A	A	A	A
Nathan E. Saint-Amand	A	A	A	E

Proxy Voting Policies and Procedures

The Board of Trustees of The Alger Funds has delegated authority to vote all proxies related to the Sub-Funds’ portfolio securities to Alger Management, the Sub-Funds’ investment manager. Alger Management, an investment adviser registered under the Investment Advisers Act of 1940, as amended, maintains discretionary authority over client accounts, including the Sub-Funds, and is responsible for voting proxies of all foreign and domestic securities held in the Sub-Funds. Management views the responsibility its clients have entrusted to it seriously and has adopted and implemented written policies and procedures designed to ensure that proxies are voted in the best interests of its clients.

Alger Management delegates its proxy voting authority for all foreign and domestic securities held in the Sub-Funds to RiskMetrics Group (“RMG”), a leading proxy voting service provider and registered investment adviser. RMG votes proxies strictly in accordance with pre-determined proxy voting guidelines in order to minimize conflicts of interest. The pre-determined proxy voting guidelines, which are summarized below, address matters such as operations, board of directors, proxy contests, anti-takeover defenses, mergers and corporate restructuring, state of incorporation, capital structure, executive and director compensation, social and environmental issues and mutual fund proxies. RMG will recuse itself from voting proxies should it have a material conflict of interest with the company whose proxies are at issue. Alger Management monitors RMG’ proxy voting policies and procedures on a quarterly basis to ensure that the proxies are voted in the best interests of the applicable Sub-Fund.

Alger Management maintains records of its proxy voting policies and procedures. Alger Management or RMG, on Management’s behalf, maintains proxy statements received regarding securities held by the Sub-Funds; records of votes cast on behalf of each Sub-Fund; records of requests for proxy voting information; and any documents prepared that were material to making a voting decision.

No later than August 31st each year, the Sub-Funds’ proxy voting record for the most recent 12 months ended June 30th will be available upon request and/on The Alger Funds’ website and on the Securities and Exchange Commission’s website.

The following is a summary of the pre-determined voting guidelines used by Alger Management or RMG, on Alger Management’s behalf, to vote proxies of securities held by the Sub-Funds.

Operational Issues

Vote FOR proposals to ratify auditors, unless an auditor has a financial interest in the company, fees for nonaudit services are excessive or there is reason to believe that the auditor’s opinion is inaccurate.

Board of Directors

Votes on director nominees in uncontested elections are made on a CASE-BY-CASE basis, examining such factors as the independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity.

Proxy Contests

Votes in a contested election of directors are evaluated on a CASE-BY-CASE basis considering such factors as the management’s track record, qualifications of director nominees and an evaluation of what each side is offering shareholders.

Anti-Takeover Defenses

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Mergers and Corporate Restructurings

Vote on a CASE-BY-CASE basis on mergers and corporate restructurings based on factors such as financial issues and terms of the offer.

State of Incorporation

Proposals for changing a company’s state of incorporation are evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating.

Capital Structure

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights; Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being de-listed.

Executive and Director Compensation

Votes are determined on a CASE-BY-CASE basis analyzing the estimated dollar cost for the proposed plan.

Social and Environmental Issues

Votes are determined on a CASE-BY-CASE basis, with a focus on how the proposal will enhance the economic value of the company.

Mutual Fund Proxies

Votes to elect directors are determined on a CASE-BYCASE basis, considering factors such as board structure and director independence and qualifications.

Investment Manager

Fred Alger Management, Inc.

111 Fifth Avenue

New York, NY 10003

U.S.A.

serves as investment manager for the Sub-Funds.

Fred Alger Management, Inc. (“Alger Management”) is a stock corporation and had a paid up share capital of US$ 36,480,134 as of October 31, 2008.

Alger Management has been in the business of providing investment advisory services since 1964 and, as of December 31, 2008, had approximately $6.1 billion in mutual fund accounts and $2.2 billion in other advisory accounts. Alger Management is owned by Alger Inc. which in turn is owned by Alger Associates, Inc., a financial services holding company. Alger Associates and, indirectly, Alger Management, is controlled by Hilary M. Alger, Nicole D. Alger and Alexandra D. Alger, each of whom owns 33% of the voting rights of Alger Associates and are the daughters of Mr. Frederick M. Alger, III, the former Chairman of the Board of Alger Management and of the Trust’s Board. Mr. Alger relinquished ownership control of Alger Associates and, indirectly, Alger Management in February 2007.

Alger Management serves as investment manager of The Alger Funds pursuant to a written agreement and is responsible for the overall administration of The Alger Funds, subject to the supervision of the Board of Trustees. The services provided by Alger Management under the Advisory Agreement include: making investment decisions for the Sub-Funds, placing orders to purchase and sell securities on behalf of the Sub-Funds, and selecting broker-dealers that, in its judgment, provide prompt and reliable execution at favorable prices and reasonable commission rates. It is anticipated that Alger Inc. will serve as each Sub-Fund’s broker in effecting most of the Sub-Fund’s transactions on securities exchanges and will retain commissions in accordance with certain regulations of the SEC. Alger Management employs professional securities analysts who provide research services exclusively to the Sub-Funds and other accounts for which Alger Management or its affiliates serve as investment adviser or subadviser. Alger Management pays the salaries of all officers who are employed by both it and the Sub-Funds. Alger Management bears all expenses in connection with the performance of its services under the Advisory Agreement.

For the investment management services provided each Sub-Fund pays Alger Management a monthly fee at annual rates equal to a percentage of the relevant Sub-Fund’s average daily net assets; as follows:

Alger LargeCap Growth Fund	0.71%
Alger MidCap Growth Fund	0.76%
Alger SmallCap Growth Fund	0.81%

Pursuant to a separate administration agreement, Alger Management also provides administrative services to the Sub-Funds, including, but not limited to: providing office space, telephone, office equipment and supplies; authorizing expenditures and approving bills for payment on behalf of the Sub-Funds; supervising preparation of periodic shareholder reports, notices and other shareholder communications; supervising the daily pricing of each Sub-Fund’s investment portfolio and the publication of the net asset value of each Sub-Fund’s shares, earnings reports and other financial data; monitoring relationships with organizations providing services to the Sub-Funds, including the Sub-Funds’ Custodian, Transfer Agent and printers; providing trading desk facilities for the Sub-Funds; and supervising compliance by the Sub-Funds with recordkeeping and periodic reporting requirements under the Act.

Alger Management’s administrative fee .0275% of average daily net assets, and pursuant to an Accounting Agency Agreement between Brown Brothers Harriman  & Co. (“BBH”) and the Funds, for a fee of 0.014% of the Sub-Funds’ average daily net assets for the first $5 billion in assets and 0.0125% for assets over $5 billion, BBH will provides accounting and bookkeeping services and calculation of the net asset value of the Sub-Funds’ shares.

Sub-Fund Managers

Dan C. Chung, Jill Greenwald and Andrew Silverberg are the individuals responsible for the day-to-day management of Sub-Funds. Mr. Chung, investment manager of the MidCap Growth Fund and of the LargeCap Growth Fund since 2001, has been employed by the Investment Manager since 1994 and serves as Chief Investment Officer and as President. Ms. Greenwald, manager of the SmallCap Growth Fund since November 2001, has been employed by the Investment Manager as a Senior Vice President and portfolio manager. Mr. Silverberg is portfolio manager of the LargeCap Growth Fund since January 2007. He has been employed by the Investment Manager 2001 and serves as Senior Vice President and Senior Analyst at the moment.

Code of Ethics

The employees of Alger Management are permitted to engage in personal securities transactions subject to the restrictions and procedures of The Alger Funds’ Code of Ethics. Pursuant to the Code of Ethics the employees generally must preclear all personal securities transactions prior to trading and are subject to certain prohibitions on personal trading.

Description of Portfolio Manager Compensation Structure

An Alger portfolio manager’s compensation generally consists of salary and an annual bonus. In addition, portfolio managers are eligible for standard health and retirement benefits available to all Alger employees. A portfolio manager’s base salary is typically a function of the portfolio manager’s experience (with consideration given to type, investment style and size of investment portfolios previously managed), performance of his job responsibilities, and financial services industry peer comparisons. Base salary is generally a fixed amount that is subject to an annual review. The annual bonus is variable from year to year, and considers various factors, including the firm’s overall financial results and profitability; the firm’s overall investment management performance; current year’s and prior years’ investment performance (both relative and absolute) of the portfolios before tax for which the individual is responsible; and the individual’s leadership contribution within the firm.

While the benchmarks and peer groups used in determining a portfolio manager’s compensation may change from time to time, Alger Management may refer to benchmarks, such as those provided by Russell Investments and Standard & Poor’s, and peer groups, such as those provided by Lipper Inc. and Morningstar Inc., that are widely-recognized by the investment industry.

Potential Conflicts of Interest

To seek to ensure that all clients are treated equitably, the Manager has adopted policies and procedures that address the allocation of investment opportunities and execution of portfolio transactions, as well as personal trading by its employees. Alger’s portfolio managers are generally responsible for managing several accounts for several clients. In addition to Alger mutual funds, these other accounts may include separate accounts, mutual funds sub-advised by Alger, and other investment vehicles. Moreover, the size of these accounts can vary significantly from the size of the Funds. Potential conflicts of interest exist when a portfolio manager has responsibility and makes investment decisions involving such accounts. While investment decisions for accounts are made with consideration of their respective investment objectives and constraints, availability of cash for investment, current holdings and size of investment positions, it is therefore possible that a particular security may be bought or sold for only one account, or in different amounts and at different times for different accounts. To address this conflict, the Investment Manager has developed trade allocation policies and procedures designed to avoid action that would result in intentional an improper advantage or disadvantage to any one account managed by Alger Management. Accordingly, transactions are generally allocated among accounts in a manner believed by Alger Management to be most equitable to each account, generally using a pro-rata allocation methodology. Exceptions to pro-rata allocation are made to recognize the investment needs and particular restrictions of each individual account, including but not limited to consideration of issuer concentration, industry exposure, asset class exposure, credit exposure, available cash, desire to eliminate and/or not establish de minimis positions, and to accounts with specialized investment policies and objectives.

The Manager, and the Funds’ portfolio managers, furnish advisory services to numerous clients in addition to the Funds, and the Manager may, consistent with applicable law, make investment decisions for other clients (including accounts which have potentially higher fees paid to the Manager or in which portfolio managers have personal investments) that may be the same as or different from those made for the Funds. In addition, the Manager and its affiliates, including Alger Inc., may or may not have an interest in the securities whose purchase and sale the Manager recommends to the Funds. Actions with respect to securities of the same kind may be the same as or different from the action which the Manager or any of its affiliates may take with respect to the same securities.

Legal Proceedings

The Manager has responded to inquiries, document requests and/or subpoenas from various regulatory authorities in connection with their investigations of practices in the mutual funds industry identified as “market timing” and “late trading”. On October 11, 2006, the Manager, the Distributor and Alger Shareholder Services, Inc. executed an Assurance of Discontinuance with the Office of the New York State Attorney General (“NYAG”). On January 18, 2007, the Securities and Exchange Commission (the “SEC”), approved a settlement with the Manager and the Distributor. As part of the settlements with the NYAG and the SEC, without admitting or denying liability, the firms consented to the payment of $30 million to reimburse fund shareholders; a fine of $10 million; and certain other remedial measures including a reduction in management fees of $1 million per year for five years. The entire $40 million and fee reduction will be available for the benefit of investors. The Manager has advised the Funds that the settlement payment is not expected to adversely affect the operations of the Manager, the Distributor or their affiliates, or adversely affect their ability to continue to provide services to the Funds.

On August 31, 2005, the West Virginia Securities Commissioner (the “WVSC”), in an ex parte Summary Order to Cease and Desist and Notice of Right to Hearing, concluded that the Manager and the Distributor had violated the West Virginia Uniform Securities Act (the “WVUSA”), and ordered the Manager and the Distributor to cease and desist from further violations of the WVUSA by engaging in the market-timing-related conduct described in the order. The ex parte order provided notice of their right to a hearing with respect to the violations of law asserted by the WVSC. Other firms unaffiliated with the Manager were served with similar orders. The Manager and the Distributor intend to request a hearing for the purpose of seeking to vacate or modify the order.

In 2003 and 2004 several purported class actions and shareholder derivative suits were filed against various parties in the mutual fund industry, including the Manager, certain mutual funds managed by the Manager, including the Funds (the “Alger Mutual Funds”), and certain current and former Alger Mutual Fund trustees and officers, alleging wrongful conduct related to market-timing and late-trading by mutual fund shareholders. These cases were transferred to the U.S. District Court of Maryland by the Judicial Panel on Multidistrict Litigation for consolidated pre-trial proceedings. In September 2004, consolidated amended complaints involving these cases — a Consolidated Amended Fund Derivative Complaint (the “Derivative Complaint”) and two substantially identical Consolidated Amended Class Action Complaints (together, the “Class Action Complaint”) — were filed in the Maryland federal district court under the caption number 1:04-MD-15863 (JFM). In April 2005, a civil lawsuit involving similar allegations was filed by the West Virginia Attorney General and also transferred to the Maryland District Court, but such lawsuit has since been withdrawn.

The Derivative Complaint (which was later amended a second time) alleged (i) violations, by the Manager and, depending on the specific offense alleged, by the Distributor and/or the fund trustee defendants, of Sections 36(a), 36(b), 47, and 48 of the 1940 Act and of Sections 206

and 215 of the Investment Advisers Act of 1940, as amended, breach of fiduciary duty, and breach of contract, (ii) various offenses by other third-party defendants, and (iii) unjust enrichment by all the named defendants. The Class Action Complaint alleged, in addition to the offenses listed above, (i) violations, by the Manager, the Distributor, their affiliates, the funds named as defendants, including the Funds, and the current and former fund trustees and officers, of Sections 11, 12(a)(2), and 15 of the Securities Act of 1933, as amended, Sections 10(b) (and Rule 10b-5 thereunder) and 20(a) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and Section 34(b) of the 1940 Act, (ii) breach of contract by the funds named as defendants, and (iii) unjust enrichment of the defendants.

Motions to dismiss the Class Action Complaint and the Derivative Complaint were subsequently filed.

As a result of a series of court orders, all claims in the Class Action Complaint and the Derivative Complaint have been dismissed, other than claims under the 1934 Act against the Manager, the Distributor, Alger Associates, Inc. and Alger Shareholder Services, Inc., and certain present and former members of the senior management of the Manager and/or the Distributor, and claims under Section 36(b) of the 1940 Act against the Manager, the Distributor, Alger Associates, Inc. and Alger Shareholder Services, Inc.

The class and derivative suits have been settled in principle, but such settlement is subject to court approval.

Custodian

Brown Brothers Harriman & Co.

40 Water Street

225 Franklin Street

Boston, Massachusetts 02109

U.S.A.

serves as custodian for the Trust since 17 March 2008 pursuant to a custodian agreement under which it holds the Funds’ assets.

The Custodian is a limited partnership and the total partnership capital amounted to US$ 484,844,000 as of December 31, 2008.

For its services the Custodian receives an annual fee from each Sub-Fund, which is between 0.005% of the US gross assets not exceeding US$ 5 billion and 0.004% of the US gross assets exceeding US$ 5 billion. With respect to assets outside the US the Custodian receives an annual fee from each Sub-Fund, which is between 0.02% of the non-US gross assets and 0.30% of the non-US gross assets dependent from the asset’s home state. With respect to securities transactions the Custodian receives fees between US$ 6 to US$ 90 per transaction. In addition, the Custodian is reimbursed for certain of its expenses.

Transfer Agent

State Street Bank and Trust Company

c/o Boston Financial Data Services, Inc.

P.O. Box 8480

Boston, Massachusetts 02266-8480

U.S.A.

serves as Transfer Agent.

Under the transfer agency agreement Boston Financial Data Services, Inc processes purchases and redemptions of shares of the Sub-Funds, maintains the shareholder account records for each Sub-Fund, handles certain communications between shareholders and the Sub-Funds and distributes any dividends and distributions payable by the Sub-Funds.

State Street Bank and Trust Company is a stock corporation and the total stockholders equity amounted to US$ 12.774 billion as of December 31, 2008.

The Transfer Agent receives an annual fee of US$ 9.75 per account. Certain expenses of the Transfer Agent are reimbursed additionally. Fees are billable on a monthly basis at the rate of 1/12 the annual fee.

Independent Public Accountants

Deloitte & Touche LLP

Two World Financial Center

New York, NY 10281

U.S.A.

serves as independent public accountants for the Sub-Funds. The audit relates to the Sub-Funds’ annual reports and the documents to be filed with the Securities and Exchange Commission.

Main Distributor and Shareholder Servicing

The Sub-Funds have entered into a main distribution agreement with

Fred Alger & Company, Incorporated

111 Fifth Avenue

New York, NY 10003

U.S.A.

according to which the Main Distributor will use its best efforts to reach a wide diversification of the shares. For this purpose the Main Distributor may enter into agreements with further distributors.

Fred Alger & Company, Incorporated (Alger Inc.) is a stock corporation and had a share capital of US$ 76,558,975 as of October 31, 2008.

The Main Distributor also receives from the Sub-Funds a distribution fee separately set out in Sec. “Distribution Plan” in this Prospectus. In addition the Main Distributor will be paid the contingent deferred sales charges (see Sec. “Redemption of Shares” in this Prospectus).

From time to time Alger Inc., at its expense from its own resources, may compensate brokers, dealers, investment advisers or others (“financial intermediaries”) who are instrumental in effecting investments by their clients or customers in the Trust, in an amount up to 1% of the value of those investments. Alger Inc. may also from time to time, at its expense from its own resources, make payments to financial intermediaries that provide shareholder servicing, or transaction processing, with such payments structured as a percentage of gross sales, a percentage of net assets, and/or as a fixed dollar amount (the latter as a per account fee or as reimbursement for transactions processing and transmission charges). Payments under these other arrangements may vary but generally will not exceed 0.50% annually of Trust assets or 0.50% annually of Trust sales attributable to that financial intermediary. Alger Inc. determines whether to make any additional cash payments and the amount of any such payments in response to requests from financial intermediaries, based on factors Alger Inc. deems relevant. Factors considered by Alger, Inc. generally include the financial intermediary’s reputation, ability to attract and retain assets for the Trust, expertise in distributing a particular class of shares of the Trust, entry into target markets, and/or quality of service. In addition, Alger, Inc. may make payments to dealer firms in the form of payments for marketing support, seminar support, training meetings, or comparable expenses in the discretion of Alger Inc. Please contact your financial intermediary for details about revenue sharing payments it may receive. Any payments described above will not change the price paid by investors for the purchase of shares of a Sub-Fund or the amount of proceeds received by a Sub-Fund on the sale of shares.

In Germany shareholders may contact the German Distributor with respect to their questions and requests.

Distribution Plan

Each Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (each a “Plan”, together “Plans”) that allows Class A Shares to pay a 0.25% fee and Class B Shares to pay a 1.0% fee out of its assets on an ongoing basis for distribution and shareholder services provided to Class A and Class B shareholders. These fees will increase the cost of your investment in Class A and Class B Shares, and may cost you more than paying other types of sales charges.

Each Plan authorizes the Trust to pay Alger Inc., on behalf of each Sub-Fund, a shareholder servicing fee computed at an annual rate of up to 0.25% of the average daily net assets allocable to the Class A or Class B Shares, as the case may be, of a Sub-Fund, and such fee shall be charged only to that Class. The shareholder servicing fee is used by Alger Inc. to provide compensation for ongoing servicing and/or maintenance of shareholder accounts and to cover an allocable portion of overhead and other Alger Inc. and selected dealer office expenses related to the servicing and/or maintenance of shareholder accounts. Compensation will be paid by Alger Inc. to persons, including Alger Inc. employees, who respond to inquiries of shareholders of the Sub-Fund regarding their ownership of shares or their accounts with the Fund or who provide other similar services not otherwise required to be provided by the Sub-Fund’s Manager, Transfer Agent or other agent of the Sub-Fund.

Under the Class B a portion of the distribution fee allows investors to buy shares with little or no initial sales charge while allowing Alger Inc. to compensate dealers that sell Class B of the Sub-Funds. Typically, Alger Inc., in its discretion or pursuant to dealer agreements, pays sales commissions of up to 4% of the amount invested in Class B Shares. For Class B Shares, Alger Inc. retains the asset-based sales charge to recoup the sales commissions and other sales-related expenses its pays.

The Class B Shares’ Plan is a “reimbursement” plan under which Alger Inc. is reimbursed for its actual distribution expenses up to 0.75% of each Sub-Fund’s Class B shares average daily net assets. In addition, each Fund’s Class B Shares may pay Alger Inc. a fee of up to 0.25% of their average daily net assets for the provision of shareholder services. Any contingent deferred sales charges (“CDSCs”) on Class B Shares received by Alger Inc. will reduce the amount to be reimbursed under the Plan.

These expenses may include payments made to and expenses of persons who are engaged in, or provide support services in connection with, the distribution of the participating shares, such as, answering routine telephone inquiries for prospective shareholders; compensation in the form of sales concessions and continuing compensation paid to securities dealers whose customers hold shares of any Sub-Fund; costs related to the formulation and implementation of marketing and promotional activities, including direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; costs of printing and distributing prospectuses and reports to prospective shareholders of the Sub-Fund; costs involved in preparing, printing and distributing sales brochures for the Sub-Funds; and costs involved in obtaining whatever information, analysis and reports with respect to marketing and promotional activities on behalf of the Sub-Funds that they deem advisable.

Historically, the distribution expenses incurred by Alger Inc. exceeded the assets of Class B of the Sub-Fund available for reimbursement under the Distribution Plan. It is possible that in the future the converse may be true. Distribution expenses incurred in a year in respect of Class B of a Sub-Fund in excess of CDSCs received by Alger Inc. relating to redemptions of shares of the Sub-Fund during that year and the applicable percentage of the Sub-Fund’s average daily net assets may be carried forward and sought to be reimbursed in future years. Interest at the prevailing broker loan rate may be charged to the applicable Class B of the Sub-Fund on any expenses carried forward and those expenses and interest will be reflected as current expenses on the Sub-Fund’s statement of operations for the year in which the amounts become accounting liabilities, which is anticipated to be the year in which these amounts are actually paid. Although The Alger Funds’ Board of Trustees may change this policy, it is currently anticipated that payments under the Distribution Plan in a year will be applied first to distribution expenses incurred in that year and then, up to the maximum amount permitted under the Distribution Plan, to previously incurred but unreimbursed expenses carried forward plus interest thereon.

Alger Inc. has acknowledged that payments under the Plan are subject to the approval of The Alger Funds’ Board of Trustees and that no Sub-Fund is contractually obligated to make payments in any amount or at any time, including payments in reimbursement of Alger Inc. for expenses and interest thereon incurred in a prior year.

Under their terms, the Distribution Plans remain in effect from year to year, provided such continuation is approved annually by vote of The Alger Funds’ Board of Trustees, including a majority of the Trustees who are not interested persons of The Alger Funds and who have no direct or indirect financial interest in the operation of the Distribution Plan (“independent trustees”). A Distribution Plan may not be amended to increase materially the amount to be spent for the services provided by Alger Inc. without shareholders’ approval, and all material amendments of the Distribution Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Trustees or, with respect to any Sub-Fund to which the Plan relates, by a vote of a majority of the outstanding voting securities of the Sub-Fund, on not more than thirty days’ written notice to any other party to the Distribution Plan. If the Distribution Plan is terminated, or not renewed with respect to any one or more Sub-Funds, it may continue in effect with respect to any Sub-Fund as to which it has not been terminated, or has been renewed. Alger Inc. will provide to the Board of Trustees quarterly reports of amounts expended under the Plan and the purpose for which such expenditures were made.

PAYING AGENT IN THE FEDERAL REPUBLIC OF GERMANY

The Sub-Funds have entered into a Paying Agent agreement with

Merck Finck & Co.

Privatbankiers

Neuer Wall 77, 20354 Hamburg

BLZ 200 307 00

according to Sec. 136 Paragraph 1 No. 4 Investment Act.

Merck Finck & Co. receives a lump-sum compensation of US$ 30,000 p.a. with respect to all Sub-Funds and is additionally reimbursed for its expenses, whereas the lump-sum compensation is allotted between the Sub-Funds according to their respective net asset value.

Checks or remittances for the purchase of participating shares can be directed to the Paying Agent. The German Paying Agent converts the incoming amounts to U.S. dollars on the day of the receipt of the amount, provided the amount is received prior 12:00 a.m., and immediately transfers these amounts on the investor’s behalf to the Custodian. If the amount is received after 12:00 a.m. the amount will be converted into U.S.-Dollar on the next working day.

Investors may receive redemption proceeds, payments of dividends and distributions of capital gains via the Paying Agent. In this case the U.S. dollar amounts received by the Paying Agent will be converted there to Euro at the bank’s own rate of exchange then applicable and will be transferred to the relevant investor.

Investors may also pay by means of a check denominated in U.S. dollars to The Alger Funds, P.O. Box 8480, Boston, MA 02266-8480. The institution drawn upon by such check must be a bank in the United States of America.

Investors should designate the Sub-Fund and the relevant share class for which payment is intended since otherwise the payment might not be allotted. It is particularly emphasized that the Paying Agent will convert all paid amounts into US-Dollar on the day of the receipt of the amount, provided the amount is received prior 12:00 a.m., and immediately transfers these amounts on the investor’s behalf to the Custodian. If the amount is received after 12:00 a.m. the amount will be converted into U.S.-Dollar on the next working day. If it is not possible to allocate the payment because of a lack of sufficient information regarding the payment or because of the absence of the purchase request, the Sub-Funds reserve the right to reconvert the paid amount into Euro within 3 weeks and to repay it to the investor without interest.

With regard to payments to the Paying Agent account and repayments investors accept to bear the currency and interest risk associated with these procedures.

REPRESENTATIVE IN GERMANY

The Alger Funds has appointed as Representative in the Federal Republic of Germany for Alger LargeCap Growth Fund, Alger SmallCap Growth Fund and Alger MidCap Growth Fund

Roland Baum

Rechtsanwalt

Alte Rabenstraße 2

20148 Hamburg

The Representative acts in the Federal Republic of Germany for The Alger Funds and its Sub-Funds in court and out of court pursuant to Sec. 138 of the Investment Act. He is deemed to have authority to receive documents on behalf of the Investment Manager and the Main Distributor. The extent of this authority cannot be limited.

The Representative receives an aggregate annual fee of EUR 30,720 from the Sub-Funds and is additionally reimbursed for his expenses.

RIGHT OF REVOCATION PURSUANT TO SEC. 126 InvG

If shares are purchased, as a result of oral negotiations, outside of the permanent business premises of the person selling or procuring the sale of the shares the purchaser is entitled to revoke his declaration of purchase in writing within two weeks towards the foreign investment company (right of revocation); this shall also apply if the person selling or procuring the sale of shares does not have permanent business premises. In case of a distance selling contract in terms of Sec. 312b German Civil Code, a declaration of purchase may not be revoked if financial services are acquired whose price is subject to fluctuations on the financial market (Sec. 312d para. 4 no. 6 German Civil Code).

In order to comply with this deadline it shall be sufficient to send off the notice of revocation in due time. The revocation must be declared in writing towards The Alger Funds, 111 Fifth Avenue, New York, NY 10003, USA or the representative Rechtsanwalt Roland Baum, Alte Rabenstraße 2, 20148 Hamburg indicating the name of the declaring person and signed by that person, but reasons need not be given.

The two weeks deadline shall only begin to run from the time of delivery to the purchaser of the duplicate of the application for conclusion of a contract or of a statement of purchase and provided that an instruction of the right of revocation like this one is contained therein.

In case of a dispute over the commencement of the revocation period the onus of proof shall be borne by the seller.

The right of revocation shall not exist if the seller proves that either the purchaser has acquired the shares in the course of operation of his trade or business or the seller visited the purchaser at the purchaser’s prior request pursuant to Sec. 55 para. 1 of the Trade Act (Gewerbeordnung).

If the revocation was effected and the purchaser has already made payments, the foreign investment company shall be obliged to pay to the purchaser, in exchange for re-transfer of the shares acquired, where appropriate, the costs paid plus an amount corresponding to the value of the paid shares as at the day following receipt of the declaration of revocation.

The right of revocation may not be waived.

The foregoing shall apply accordingly to the sales of shares by the investor.

PLACE OF JURISDICTION

Place of jurisdiction for lawsuits brought against The Alger Funds or its Sub-Funds, the Investment Manager or the Main Distributor relating to the public distribution of participating shares in the Federal Republic of Germany is Hamburg. The statement of claim and all other documents may be served on the Representative.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

Each Class will be treated separately in determining distributions of capital gains and investment income payable to shareholders. Distributions will be automatically reinvested on the payment date for each shareholder’s account in additional shares of the respective distributing Sub-Fund at net asset value, unless the shareholder instructs the Sub-Fund, in writing through the German Distributor, to pay all distributions in cash. In addition, accounts whose distribution checks have been returned as undeliverable shall reinvest that distribution at the net asset value next determined after the Transfer Agent receives the undelivered check. Furthermore, all future distribution checks shall be reinvested until instructions to the contrary including a valid address are provided by the shareholder(s).

Sub-Fund shares purchased through reinvestment of distributions are not subject to an initial sales charge or CDSC.

Distributions of Alger LargeCap Growth Fund, Alger SmallCap Growth Fund and Alger MidCap Growth Fund are declared and paid annually. Distributions of any net realized short-

term and long-term capital gains earned by a Sub-Fund usually will be made annually after the close of the fiscal year in which the gains are earned.

The classes of a Fund may have different dividend and distribution rates. Class A dividends generally will be greater than those of Class B due to the higher Rule 12b-1 fees associated with Class B Shares. However, dividends paid to each class of shares in a Fund will be declared and paid at the same time and will be determined in the same manner as those paid to each other class.

Tax Information

The following is a summary of different tax considerations with regard to an investment made in the Sub-Funds and it is not intended to substitute individual tax advice. Investors should contact their own tax advisers as to the tax consequences of investing in the Sub-Funds.

Regulated Investment Company

The Alger Funds intends that each Sub-Fund will separately qualify and be treated as a “regulated investment company” for federal income tax purposes. A regulated investment company is not subject to regular income tax on any income or capital gains distributed to its shareholders if it, among other things, distributes at least 90 percent of its investment income to the shareholders within applicable time periods. Each Sub-Fund is treated as a separate taxable entity, with the result that each shareholder’s taxable dividends and distributions from a Sub-Fund reflect only the income and gains, net of losses, of the respective Sub-Fund.

U.S. Withholding Tax:

Under the Double Taxation Treaty between the Federal Republic of Germany and the United States of America for the avoidance of double taxation with respect to taxes on income the U.S. imposes a 15% withholding tax on certain distributions of the Sub-Funds to persons resident in the Federal Republic of Germany.

U.S. Federal Backup Tax:

Capital gains distributions and the proceeds from redemptions of shares paid to individuals and other non-exempt payees will be subject to a federal backup tax not exceeding 31% if the Sub-Funds are not provided with the U.S. American taxpayer identification number of the shareholder or the so-called W-8BEN declaration stating that the shareholder is not subject to this backup tax. The W-8BEN declaration is part of the purchase order and has to be renewed every three years. The relevant application forms are available on the internet page of the US Internal Revenue Service. The Alger Funds will also send these application forms to shareholders by post but does not assume liability for their reception. For that reason it is the shareholders’ responsibility to make sure that a valid W-8BEN declaration has been submitted.

U.S. Inheritance Tax:

In accordance with Article 9 of the Double Taxation Treaty of December 3, 1980 between the Federal Republic of Germany and the United States of America for the avoidance of double taxation with respect to taxes on estate, inheritance and gift, shares are not subject to U.S. taxation insofar as the shares are part of an estate or a gift from a person residing in the Federal Republic of Germany. Upon the death of one shareholder, and upon presentation of certain documents the right of disposal of the account is transferred to the heirs.

INVESTMENT TECHNIQUES, STRATEGIES AND RISKS IN DETAIL

This section contains information concerning the types of securities in which the Sub-Funds may invest, the investment strategies that the Sub-Funds may utilize and certain risks attendant to those securities and strategies.

In General. All Sub-Funds seek to achieve their objectives by investing in equity securities, such as common or preferred stocks, or securities convertible into or exchangeable for equity securities, including warrants and rights. The Sub-Funds will invest primarily in companies whose securities are traded on domestic stock exchanges or in the over-the-counter market. These companies may be in the developmental stage, may be older companies that appear to be entering a new stage of growth progress owing to factors such as management changes or development of new technology, products or markets, or may be companies providing products or services with a high unit-volume growth rate. All Sub-Funds may purchase put and call options and sell (write) covered call and put options on securities and securities indexes to increase gain and to hedge against the risk of unfavorable price movements.

In order to afford the Sub-Funds the flexibility to take advantage of new opportunities for investments in accordance with their investment objectives and to meet redemptions, they may hold up to 15% of their net assets in money market instruments and repurchase agreements and in excess of that amount (up to 100% of their assets) during temporary defensive periods, explained further below. This amount may be higher than that maintained by other funds with similar investment objectives.

Alger Management’s investment strategies utilize the proprietary research of its analyst and portfolio management team to continually assess the markets and sectors it follows for attractive investment opportunities. With respect to stocks in the Funds’ portfolios, one principle of the portfolio strategy at Alger Management is for analysts and portfolio managers to evaluate the return potential vs. risk (downside) in each stock held in a portfolio and compare that to those, and other variables, offered by stocks under coverage within Alger Management’s research team. Portfolio managers, together with investment analysts, at Alger Management continually seek to optimize performance of the Sub-Funds’ portfolios by replacing individual stocks, or reducing or increasing their relative weighting in other portfolios, with stocks evaluated as having better appreciation potential, improved reward to risk opportunity, or offer the portfolio diversification or other characteristics determined to be beneficial to achieving the overall portfolio’s objectives. The Sub-Funds’ portfolio turnover rates may vary significantly from year to year as a result of the Sub-Funds’ investment process.

There is no guarantee that a Sub-Fund’s investment objective will be achieved.

Common and Preferred Stocks. Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company’s stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, each Sub-Fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential. Each Sub-Fund may purchase trust preferred securities which are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. These securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated company. Holders of the trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the parent company.

Temporary Defensive and Interim Investments. In times of adverse or unstable market, economic or political conditions, each Sub-Fund may invest up to 100% of its assets in cash, high-grade bonds, or cash equivalents (such as commercial paper or money market instruments) for temporary defensive reasons. This is to attempt to protect the Sub-Fund’s assets from a temporary, unacceptable risk of loss, rather than directly to promote the Sub-Fund’s investment objective. A Sub-Fund may also hold these types of securities pending the investment of proceeds from the sale of shares or portfolio securities or to meet anticipated redemptions of shares.

The Sub-Funds can buy:

•                                high-quality, short-term money market instruments, including those issued by the U.S. Treasury or other government agencies;

•                                commercial paper (short-term, unsecured, promissory notes of domestic or foreign companies);

•                                short-term debt obligations of corporate issuers, certificates of deposit and bankers’ acceptances of domestic and foreign banks and savings and loan associations; and

•          repurchase agreements.

Short-term debt securities would normally be selected for defensive or cash management purposes because they can normally be disposed of quickly, are not generally subject to significant fluctuations in principal value and their value will be less subject to interest rate risk than longer-term debt securities.

A Sub-Fund may not achieve its investment objective while in a temporary defensive or interim position.

Convertible Securities. Each Sub-Fund may invest in convertible securities, which are debt instruments or preferred stocks that make fixed dividend or interest payments and are convertible into common stock. Generally, the market prices of convertible securities tend to reflect price changes in their underlying common stocks, but also tend to respond inversely to changes in interest rates. Convertible securities typically entail less market risk than investments in the common stock of the same issuers. Declines in their market prices are typically not as pronounced as those of their underlying common stocks. Like all fixed-income securities, convertible securities are subject to the risk of default on their issuers’ payment obligations.

The convertible feature of certain debt securities and preferred stocks, which are generally income-producing securities with a fixed annual return, offers the potential for an increase in the market value of such convertible securities particularly as the market value of the common stock into which such securities are convertible approaches or exceeds the conversion price. Generally, the market value of convertible securities will be a function of their yield, the relation of the conversion price to the market value of the underlying common stock and the investment risk inherent in such convertible security.

At times when the market value of the underlying security equals or exceeds the conversion price, the market value of a convertible security ordinarily will rise or fall substantially in proportion to the market value of the underlying security. At times when the market value of the underlying security is less than the conversion price, the market value of the convertible security generally will rise and fall more slowly than the market value of the underlying common stock. Moreover, the interest rate or dividend of a debt or preferred security, respectively, may affect the market value of such convertible security. As such, a convertible security, in addition to providing a fixed stream of income, offers the potential for capital appreciation. Generally speaking, however, the income yield on convertible securities is lower than the yield on other securities of comparable quality that are not convertible.

U.S. Government Obligations. Each Sub-Fund may invest in U.S. Government securities, which include Treasury Bills, Treasury Notes and Treasury Bonds that differ in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years. In addition to U.S. Treasury securities, each Sub-Fund may invest in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government currently provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

U.S. Government Agency Securities. These securities are issued or guaranteed by U.S. Government sponsored enterprises and federal agencies. These include securities issued by the Federal National Mortgage Association (“FNMA”), Government National Mortgage Association (“GNMA”), Federal Home Loan Bank, Federal Land Bank, Farmers Home Administration, Bank for Cooperatives, Federal Intermediate Credit Bank, Federal Financing Bank, Farm Credit Bank, Small Business Administration, Federal Housing Administration and Maritime Administration.

Some of these securities are supported by the full faith and credit of the U.S. Treasury; and the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the Treasury.

Bank Obligations. Bank obligations are certificates of deposit, bankers’ acceptances and other short-term debt obligations. Certificates of deposit are short-term, unsecured, negotiable obligations of commercial banks. Bankers’ acceptances are negotiable time drafts drawn on commercial banks usually in connection with international commercial transactions. Certificates of deposit may have fixed or variable rates.

The Sub-Funds will not invest in any of the above mentioned securities issued by a commercial bank unless (i) the relevant bank has total assets of at least US$1 billion, or the equivalent in other currencies, or, in the case of U.S. banks which do not have total assets of at least US$1 billion, the aggregate investment made in any one such bank is limited to US$250,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation, and (ii) in the case of foreign banks, the security is, in the opinion of Fred Alger Management, Inc. (“Alger Management”), The Alger Funds’ investment manager, of an investment quality comparable to other debt securities which may be purchased by the Sub-Funds. These limitations do not prevent the Sub-Funds from investing in securities issued by foreign branches of U.S. banks, provided they meet the foregoing requirements.

Non-U.S. Bank Obligations. Investments by the Sub-Funds in non-U.S. (“foreign”) bank obligations and obligations of foreign branches of domestic banks present certain risks, including the impact of future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls and/or the addition of other foreign governmental restrictions that might affect adversely the payment of principal and interest on these obligations. In addition, there may be less publicly available and reliable information about a foreign bank than about domestic banks owing to different accounting, auditing, reporting and recordkeeping standards. In view of these risks, Alger Management will carefully evaluate these investments on a case-by-case basis.

Short-term Corporate Debt Securities. These are outstanding nonconvertible corporate debt securities (e.g., bonds and debentures) which have one year or less remaining to maturity. Corporate notes may have fixed or variable rates.

Short-term Commercial Paper. These are short-term promissory notes issued by corporations primarily to finance short-term credit needs.

Variable Rate Master Demand Notes. These are unsecured financial instruments that provide for periodic adjustments in the interest rate. Because these notes are direct lending arrangements between a Sub-Fund and the issuer, they are not normally traded. Although no active secondary market may exist for these notes, the Sub-Fund may demand payment of principal and accrued interest at any time or may resell the note to a third party. While the notes are not typically rated by credit rating agencies, issuers of variable rate master demand notes must satisfy Alger Management that the same criteria for issuers of commercial paper are met. In addition, when purchasing variable rate master demand notes, Alger Management will consider the earning power, cash flows and other liquidity ratios of the issuers of the notes and will continuously monitor their financial status and ability to meet payment on demand. In the event an issuer of a variable rate master demand note were to default on its payment obligations, the relevant Sub-Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this reason, suffer a loss to the extent of the default.

Repurchase Agreements. Under the terms of a repurchase agreement, a Sub-Fund would acquire a high quality money market instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Sub-Fund to resell, the instrument at an agreed price (including accrued interest) and time, thereby determining the yield during the Sub-Fund’s holding period. Repurchase agreements may be seen to be loans by the Sub-Fund collateralized by the underlying instrument. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Sub-Fund’s holding period and not necessarily related to the rate of return of the underlying security. The value of the underlying securities, including accrued interest, will be at least equal at all times to the total amount of the repurchase obligation, including interest. A Sub-Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Sub-Fund is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Sub-Fund seeks to assert these rights, the risk of incurring expenses associated with asserting these rights and the risk of losing all or part of the income from the agreement. Alger Management reviews the credit solvency of those banks and dealers with whom the Sub-Funds enter into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level.

Firm Commitment Agreements and When-Issued Purchases. “When-issued” purchase mean the purchase of securities at an agreed price on a specified future date and would be used, for example, when a decline in the yield of securities of a given issuer is anticipated and a more advantageous yield may be obtained by committing currently to purchase securities to be issued later. When the Sub-Fund purchases a security under a firm commitment agreement or on a when-issued basis it assumes the risk of any decline in value of the security occurring between the date of the agreement or purchase and the settlement date of the transaction. The Sub-Fund will not use these transactions for leveraging purposes and, accordingly, will segregate cash or liquid securities in an amount sufficient at all times to meet its purchase obligations under this agreement.

Warrants and Rights. Each Sub-Fund may invest in warrants and rights. A warrant is a type of security that entitles the holder to buy a proportionate amount of common stock at a specified price, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. In contrast, rights, which also represent the right to buy common shares, normally have a subscription price lower than the current market value of the common stock and a maturity of two to four weeks. Warrants are freely transferable and are traded on the major securities exchanges.

Restricted and Illiquid Securities. Each Sub-Fund may invest in restricted securities; i.e., securities which are subject to legal or contractual restrictions on their resale. These restrictions might prevent the sale of the securities at a time when a sale would otherwise be desirable. In order to sell securities that are not registered under the federal securities laws it may be necessary for a Sub-Fund to bear the expense of registration. Each Sub-Fund may invest in restricted securities governed by Rule 144A under the U.S. Securities Act of 1933, as amended. Rule 144A is designed to facilitate efficient trading of unregistered securities among institutional investors. Rule 144A permits the resale to qualified institutions of restricted securities that, when issued, were not of the same class as securities listed on a U.S. securities exchange or quoted on NASDAQ. In adopting Rule 144A, the Securities and Exchange Commission (the “SEC”) specifically stated that restricted securities traded under Rule 144A may be treated as liquid for purposes of investment limitations if the Board of Trustees determines that the securities are in fact liquid. The Board of Trustees has delegated its responsibility to Alger Management to determine the liquidity of each restricted security purchased pursuant to the Rule 144A, subject to the Board of Trustees’ oversight and review. Examples of factors that will be taken into account in evaluating the liquidity of a Rule 144A security both with respect to the initial purchase and on an ongoing basis, will include, among others: (1) the frequency of trades and quotes of the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). If institutional trading in restricted securities was to decline to limited levels, the liquidity of the Sub-Fund could be adversely affected.

A Sub-Fund will not invest more than 15% of its net assets (10% of net assets with respect to LargeCap Growth Fund) in “illiquid” securities, which include restricted securities, securities for which there is no readily available market and repurchase agreements with maturities of greater than seven days; however, restricted securities that are determined by the Board of Trustees to be liquid are not subject to this limitation.

Short Sales. Each Sub-Fund may sell securities “short against the box.” While a short sale is the sale of a security the Sub-Fund does not own, it is “against the box” if at all times when the short position is open the Sub-Fund owns an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

Lending of Portfolio Securities. Each Sub-Fund may lend securities of its portfolio to brokers, dealers and other financial organizations. Loans of securities by the Fund, if and when made, may not exceed 33-1/3% of the Fund’s total assets including all collateral on such loans, less liabilities exclusive of the obligation to return such collateral, and will be collateralized by cash, letters of credit or U.S. Government securities that are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Sub-Funds will not lend securities to Alger Management or its affiliates. By lending its securities, a Sub-Fund can increase its income by continuing to receive interest or dividends on the loaned securities as well as by either investing the cash collateral in short-term securities or by earning income in the form of interest paid by the borrower when U.S. Government securities or letters of credit are used as collateral. Each Sub-Fund will adhere to the following conditions whenever its securities are loaned: (a) the Sub-Fund must receive at least 100 percent cash collateral or equivalent securities from the borrower; (b) the borrower must increase this collateral whenever the market value of the securities including accrued interest exceeds the value of the collateral; (c) the Sub-Fund must be able to terminate the loan at any time; (d) the Sub-Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (e) the Sub-Fund may pay only reasonable custodian fees in connection with the loan; and (f) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the fund’s investment occurs, the fund’s Board of Trustees must terminate the loan and regain the right to vote the securities. A Sub-Fund bears a risk of loss in the event that the other party to a stock loan transaction defaults on its obligations and the Sub-Fund is delayed in or prevented from exercising its rights to dispose of the collateral including the risk of a possible decline in the value of the collateral securities during the period in which the Sub-Fund seeks to assert these rights, the risk of incurring expenses associated with asserting these rights and the risk of losing all or a part of the income from the transaction.

Non-U.S. (“Foreign”) Securities. Each Sub-Fund may invest up to 20% of the value of its total assets in foreign securities (exclusive American Depositary Receipts, American Depositary Shares or U.S. dollar-denominated securities of foreign issuers). Foreign securities investments may be affected by changes in currency rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in the United States and abroad) or altered circumstances in dealing between nations. Dividends paid by foreign issuers may be subject to withholding and other foreign taxes that may decrease the net return on these investments. It should be noted that there may be less publicly available information about foreign issuers, and foreign issuers are not subject to U.S. accounting standards. Securities of some foreign issuers are less liquid and more volatile than securities of U.S. issuers and foreign brokerage commissions are generally higher than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations. Securities purchased on foreign exchanges may be held in custody by a foreign branch of a domestic bank.

The risks associated with investing in foreign securities are often heightened for investments in emerging markets countries. These heightened risks include (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the small size of the markets for securities of emerging markets issuers and the currently low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility; (iii) certain national policies which may restrict the Fund’s investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and (iv) the absence of developed legal structures governing private or foreign investment and private property. A Sub-Fund’s purchase and sale of portfolio securities in certain emerging markets countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. In certain cases, such limitations may be computed based upon the aggregate trading by or holdings of the Sub-Fund, Alger Management and its affiliates and its clients and other service providers. The Sub-Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached. These limitations may have a negative impact on a Sub-Fund’s performance and may adversely affect the liquidity of the Sub-Fund’s investment to the extent that it invests in certain emerging market countries. In addition, some emerging markets countries may have fixed or managed currencies which are not free-floating against the U.S. dollar. Further, certain emerging markets countries’ currencies may not be internationally traded. Certain of these currencies have experienced volatility relative to the U.S.dollar. If a Sub-Fund does not hedge the U.S. dollar value of securities it owns denominated in currencies that are devalued, the Sub-Fund’s net asset value will be adversely affected. If the Sub-Fund hedges the U.S. dollar value of securities it owns denominated in currencies that increase in value, the Sub-Fund will not benefit from the hedge it purchased and will lose the amount it paid for the hedge. Many emerging markets countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries.

Each Sub-Fund may invest in the securities of foreign issuers in the form of American Depositary Receipts and American Depositary Shares (collectively, “ADRs”) and Global Depositary Receipts and Global Depositary Shares (collectively, “GDRs”) and other forms of depositary receipts. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs are receipts issued outside the United States typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets and GDRs in bearer form are designed for use outside the United States.

These securities may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

Non-U.S. (“Foreign”) Debt Securities. The returns on foreign debt securities reflect interest rates and other market conditions prevailing in those countries. The relative performance of various countries’ fixed-income markets historically has reflected wide variations relating to the unique characteristics of the country’s economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

The foreign government securities in which a Fund may invest generally consist of obligations issued or backed by national, state or provincial governments or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the “World Bank”), the Asian Development Bank and the Inter-American Development Bank.

Foreign government securities also include debt securities of “quasi-governmental agencies” and debt securities denominated in multinational currency units of an issuer (including supranational issuers). Debt securities of quasi-governmental agencies are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government’s full faith and credit and general taxing powers.

Derivative Transactions. Each Sub-Fund may invest in, or enter into, derivatives for a variety of reasons, including to hedge certain market or interest rate risks, to provide a substitute for purchasing or selling particular securities or to increase potential returns. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivative instruments the Sub-Funds may use include, but are not limited to options contracts, futures contracts, and options on futures contracts. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than “traditional” securities would. Alger Management, however, may decide not to employ some or all of these strategies for a Sub-Fund and there is no assurance that any derivatives strategy used by the Sub-Fund will succeed.

Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit a Sub-Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Sub-Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on a Sub-Fund’s performance.

If a Sub-Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Sub-Fund’s return or result in a loss. A Sub-Fund also could experience losses if its derivatives were poorly correlated with the underlying instruments or the Sub-Fund’s other investments, or if the Sub-Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

Each Sub-Fund, as permitted, may take advantage of opportunities in options and futures contracts and options on futures contracts and any other derivatives which are not presently contemplated for use by the Sub-Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Sub-Fund’s investment objective and legally permissible for the Sub-Fund. Before a Sub-Fund enters into such transactions or makes any such investment, the Sub-Fund will provide appropriate disclosure in the Prospectus.

Options. All of the Sub-Funds may purchase put and call options and sell (write) covered put and call options on securities and securities indexes to increase gain or to hedge against the risk of unfavorable price movements. The Sub-Funds may only buy or sell options that are listed on a national securities exchange.

A call option on a security is a contract that gives the holder of the option the right, in return for a premium paid, to buy from the writer (seller) of the call option the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price during the option period. A put option on a security is a contract that, in return for the premium, gives the holder of the option the right to sell to the writer (seller) the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security upon exercise at the exercise price during the option period.

A Sub-Fund may purchase a put option on a portfolio security to seek to protect against a decline in the market value of the security, or, if the Sub-Fund contemplates purchasing a security in the future, purchase a call option on the security in anticipation of an increase in the security’s market value. When a Sub-Fund writes an option, if the market value of the underlying security does not move to a level that would make exercise of the option profitable to its holder, the option generally will expire unexercised and the Sub-Fund will realize as profit the premium it received. When a call option written by a Sub-Fund is exercised, the Sub-Fund will be required to sell the underlying securities to the holder at the exercise price and will not participate in any increase in the securities’ value above that price. When a put option written by a Sub-Fund is exercised, the Sub-Fund will be required to purchase the underlying securities at a price in excess of their market value.

A Sub-Fund will not sell options that are not covered. A call option written by a Sub-Fund on a security is “covered” if the Sub-Fund owns the underlying security covered by the call or has an absolute and immediate right to  acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Sub-Fund holds a call on the same security as the call written where the exercise price of the call held is (1) equal to or less than the exercise price of the call written or (2) greater than the exercise price of the call written if the difference is maintained by the Sub-Fund in cash, U.S. Government securities or other high-grade, short-term obligations in a segregated account. A put option is “covered” if the Sub-Fund maintains cash or other high-grade, short-term obligations with a value equal to the exercise price in a segregated account, or else holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

If a Sub-Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Sub-Fund has been assigned an exercise notice, the Sub-Fund will be unable to effect a closing purchase transaction. Similarly, if the Sub-Fund is the holder of an option it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when the Sub-Fund so desires.

The Sub-Fund would realize a profit from a closing transaction if the price of the transaction were less than the premium received from writing the option or is more than the premium paid to purchase the option; the Sub-Fund would realize a loss from a closing transaction if the price of the transaction were more than the premium received from writing the option or less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date.

An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event it might not be possible to effect closing transactions in particular options, so that the Sub-Fund would have to exercise its option in order to realize any profit and would incur brokerage commissions upon the exercise of the options. If the Sub-Fund, as a covered call option writer, were unable to effect a closing purchase transaction in a secondary market, it would not be able to sell the underlying security until the option expired or it delivered the underlying security upon exercise or otherwise covered the position.

In addition to options on securities, the listed Sub-Funds may also purchase and sell call and put options on securities indexes. A stock index reflects in a single number the market value of many different stocks. Relative values are assigned to the stocks included in an index and the index fluctuates with changes in the market values of the stocks. The options give the holder the right to receive a cash settlement during the term of the option based on the difference between the exercise price and the value of the index. By writing a put or call option on a securities index, the Sub-Fund is obligated, in return for the premium received, to make delivery of this amount. The Sub-Fund may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

Use of options on securities indexes entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. A Sub-Fund will not purchase these options unless Alger Management is satisfied with the development, depth and liquidity of the market and Alger Management believes the options can be closed out.

Price movements in a Sub-Fund’s securities may not correlate precisely with movements in the level of an index and, therefore, the use of options on indexes cannot serve as a complete hedge and would depend, in part, on the ability of Alger Management to predict correctly movements in the direction of the stock market generally or of a particular industry. Because options on securities indexes require settlement in cash, Alger Management might be forced to liquidate Sub-Fund securities to meet settlement obligations.

Although Alger Management will attempt to take appropriate measures to minimize the risks relating to any trading by the Sub-Funds in put and call options, there can be no assurance that a Sub-Fund will succeed in any option trading program it undertakes.

Synthetic Convertible Instruments. A “synthetic” convertible instrument combines separate securities that possess the economic characteristics similar to a convertible security, i.e., fixed-income securities (“fixed-income component,” which may be a convertible or non-convertible security) and the right to acquire equity securities (“convertible component”). The fixed-income component is achieved by investing in fixed-income securities, including bonds, preferred stocks and money market instruments. The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. In establishing a synthetic convertible instrument, the Fund may also pool a basket of fixed-income securities and a basket of warrants or options that produce the economic characteristics similar to a convertible security. Within each basket of fixed-income securities and warrants or options, different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times. The Fund may also purchase synthetic convertible instruments created by other parties, typically investment banks, including convertible structured notes. Convertible structured notes are fixed-income debentures linked to equity. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible. Purchasing synthetic convertible instruments may offer more flexibility than purchasing a convertible security. Different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times. Synthetic convertible instruments are considered convertible securities for purposes of the Fund’s policy of investing at least 80% of its net assets (plus any borrowings for investment purposes) in convertible securities. The value of a synthetic convertible instrument will respond differently to market fluctuations than a convertible security because a synthetic convertible instrument is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

Borrowing. All of the Sub-Funds may borrow from banks for temporary or emergency purposes.

Further Details. The Sub-Funds do not use techniques and instruments for coverage of price and currency gains. The Sub-Funds are not limited to investments in securities listed at a stock exchange and may purchase securities, which sale is restricted in any kind because of contractual agreements. The Sub-Funds may hold their whole assets in deposits, however, they wont do that due to their investment objectives.

INVESTMENT RESTRICTIONS

The investment restrictions 1. to 8. below have been adopted by The Alger Funds with respect to each of the Sub-Funds (except the Alger LargeCap Growth Fund) as fundamental policies. Under the Investment Company Act of 1940, as amended (the “Act”), a “fundamental” policy may not be changed without the vote of a “majority of the outstanding voting shares” of the relevant Sub-Fund, which is defined in the Act as the lesser of (a) 67 percent or more of the shares present at a Sub-Fund meeting if the holders of more than 50 percent of the outstanding shares of the Sub-Fund are present or represented by proxy or (b) more than 50 percent of the outstanding shares. Each of the Sub-Funds’ investment objectives (except for Alger LargeCap Growth Fund) is a non-fundamental policy that may be changed by vote of a majority of the Board of Trustees at any time.

Please note, that the Trustees, by way of the following resolution voted upon on December 1, 1993, have amended some of the investment restrictions and adopted some new ones, which also only may be changed with the shareholders’ approval as long as the Sub-Funds are registered in Germany.

1. Except as otherwise permitted by the Act (which currently limits borrowing to no more than 33 1/3% of the value of the Sub-Fund’s total assets), or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Sub-Fund may not borrow money.

2. Except as otherwise permitted by the Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Sub-Fund may not act as an underwriter of securities of other issuers, except to the extent the Sub-Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

3. Except as otherwise permitted by the Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Sub-Fund may not lend any securities or make loans to others. For purposes of this investment restriction, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) and the entry into repurchase agreements shall not constitute loans by the Sub-Fund.

4. Except as otherwise permitted by the Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Sub-Fund may not issue any senior security (as such term is defined in Section 18(f) of the Act), except insofar as the Sub-Fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the Sub-Fund’s borrowing policies. For purposes of this investment restriction, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or options, purchase or sale of forward foreign currency contracts, and the writing of options on securities are not deemed to be an issuance of senior security.

5. Except as otherwise permitted by the Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Sub-Fund may not purchase, hold or deal in real estate, but the Sub-Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts and may acquire and hold real estate or interests therein through exercising rights or remedies with regard to such securities.

6. Except as otherwise permitted by the Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Sub-Fund may not invest in physical commodities or physical commodities contracts, except that the Sub-Fund may purchase and sell options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices and enter into swap agreements and other derivative instruments.

7. Except as otherwise permitted by the Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Sub-Fund may not invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or as otherwise permitted by the SEC.

8. Except as otherwise permitted by the Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Sub-Fund may not (a) invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of the Sub-Fund’s total assets may be invested, and securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities and securities of other investment companies may be purchased, without regard to any such limitation, nor (b) hold more than 10% of the outstanding voting securities of any single issuer (this restriction in clause (b) applies only with respect to 75% of the Sub-Fund’s total assets).

The investment policies adopted by The Alger Funds prohibit the Alger LargeCap Growth Fund from:

1.                             Purchasing the securities of any issuer if as a result more than five percent of the value of the Sub-Fund’s total assets would be invested in the securities of the issuer. This shall not apply to U.S. Government securities. Furthermore up to 25 percent of the value of the Sub-Fund’s total assets may be invested without regard to this limitation.

2.                             Purchasing more than 10 percent of the voting securities of any one issuer or more than 10 percent of the voting securities of any class of any one issuer. This limitation shall not apply to investments in U.S. Government securities.

3.                             Selling securities short or purchasing securities on margin, except that the Sub-Fund may obtain any short-term credit necessary for the clearance of purchases and sales of securities. These restrictions shall not apply to transactions involving selling securities “short against the box”.

4.                             Borrowing money, except that the Sub-Fund may borrow for temporary or emergency (but not leveraging) purposes including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount not exceeding 10 percent of the value of the Sub-Fund’s total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. Whenever borrowings exceed five percent of the value of the Sub-Fund’s total assets, the Sub-Fund will not make any additional investments. Immediately after any borrowing the Sub-Fund will maintain asset coverage of not less than 300 percent with respect to all borrowings.

5.                             Pledging, hypothecating, mortgaging or otherwise encumbering more than 10 percent of the value of the Sub-Fund’s total assets. These restrictions shall not apply to transactions involving reverse repurchase agreements or the purchase of securities subject to firm commitment agreements or on a when-issued basis.

6.                             Issuing senior securities, except in connection with borrowings permitted under restriction 4.

7.                             Underwriting the securities of other issuers, except insofar as the Sub-Fund may be deemed to be an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

8.                             Making loans to others, except through purchasing qualified debt obligations, lending portfolio securities or entering into repurchase agreements.

9.                             Investing in securities of other investment companies, except as they may be acquired as part of a merger, consolidation, reorganization, acquisition of assets or offer of exchange.

10.                       Purchasing any securities that would cause more than 25 percent of the value of the Sub-Fund’s total assets to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. Government securities.

11.                       Investing in commodities.

12.                       Investing more than 10 percent of its net assets in securities which are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.

13.                       Purchasing or selling real estate or real estate limited partnerships, except that the portfolios may purchase and sell securities secured by real estate, mortgages or interests therein and securities that are issued by companies that invest or deal in real estate.

As long as Alger LargeCap Growth Fund, Alger SmallCap Growth Fund and Alger MidCap Growth Fund are registered in Germany, these Sub-Funds may not, unless prior approval of their shareholders is given:

1.                             Invest in the securities of any other domestic or foreign investment company or investment fund or other investment vehicle which is invested according to the principle of risk-spreading, irrespective of the legal structure of such investment vehicle.

2.                             Invest in participations of venture capital or private equity funds.

3.                             Borrow money, except that the Sub-Fund may borrow money from banks or affiliated investment companies to the extent permitted by the Act, or any exemptions therefrom which may be granted by the SEC and then only for temporary purposes, and in an amount not exceeding 10% of the value of its total assets (including the amount borrowed). Any such borrowings shall be at borrowing conditions which reflect customary market standards.

4.                             Purchase or sell real estate, or any interest therein, and real estate mortgage loans, except that the Sub-Fund may invest in securities of corporate or governmental entities secured by real estate or marketable interests therein or securities issued by companies that invest in real estate or interests therein.

5.                             Pledge or otherwise encumber or transfer by way of security or assign by way of security any asset of the Sub-Fund except in the case of borrowings which take account of the requirements under No. 3 or in the case of the provision of security in order to comply with margining or re-margining obligations in the context of the settlement of transactions in derivative instruments which are derived from securities, money market instruments, recognised financial indices, interest rates, foreign exchange rates or currencies.

6.                             Carry out any transactions for the account of its assets the subject of which is the sale of assets which are not comprised in the Sub-Fund`s asset pool, and the Sub-Fund may only grant the right to demand delivery of assets (call option) to a third person for the account of the assets where the assets forming the object of the call option belong to the Sub-Fund`s asset pool at the time of granting the option.

7.                             Only on a shareholder’s request and if the Board of Trustees so determines, the Sub-Fund shall have the right, to satisfy redemption requests to such shareholder who so requests, in kind by allocating to the holder investments from the portfolio of assets equal in value to the value of the shares to be redeemed. The nature and type of assets to be transferred in such case shall be determined on a fair and reasonable basis and without prejudicing the interests of the other holders of shares and the valuation used shall be confirmed by a special report of the auditor of the Sub-Fund. The costs of any such transfers shall be borne by the transferee.

8.                             Where the purchase of shares is agreed for a period of several years, no more than one third of each payment agreed for the first year may be used to cover costs; the remaining costs shall be equally apportioned to all later payments.

In the case of a change in the laws of Germany applicable to a Sub-Fund, the Trustees have the right to adjust the above restrictions relating to the Fund’s registration in Germany accordingly without the prior approval of the Fund’s shareholders.

The Sub-Funds will comply with the more restrictive policies required by the German regulatory authorities, as stated above, as long as such Sub-Funds are registered in Germany.

Except in the case of the percent limitation set forth in Investment Restriction No. 1 and as may be stated otherwise, the percentage limitations contained in the foregoing restrictions and in the portfolios’ other investment policies apply at the time of the purchase of the securities and a later increase or decrease in percentage resulting from a change in the values of the securities or in the amount of the portfolio’s assets will not constitute a violation of the restriction.

PORTFOLIO TRANSACTIONS

Decisions to buy and sell securities and other financial instruments for a Sub-Fund are made by Alger Management, which also is responsible for placing these transactions, subject to the overall review of the Trust’s Board of Trustees. Although investment requirements for each Sub-Fund are reviewed independently from those of the other accounts managed by Alger Management and those of the other Sub-Funds, investments of the type the Sub-Funds may make may also be made by these other accounts or Sub-Funds. When a Sub-Fund and one or more other Sub-Funds or accounts managed by Alger Management are prepared to invest in, or desire to dispose of, the same security or other financial instrument, available investments or opportunities for sales will be allocated in a manner believed by Alger Management to be equitable to each. In some cases, this procedure may affect adversely the price paid or received by a Sub-Fund or the size of the position obtained or disposed of by a Sub-Fund.

Transactions in equity securities are in most cases effected on U. S. stock exchanges or in over-the-counter markets and involve the payment of negotiated brokerage commissions. Where there is no stated commission, as in the case of certain securities traded in the over-the-counter markets, the prices of those securities include undisclosed commissions or mark-ups. Purchases and sales of money market instruments and debt securities usually are principal transactions.

These securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. The cost of securities purchased from underwriters includes an underwriting commission or concession and the prices at which securities are purchased from and sold to dealers include a dealer’s markup or mark-down. U. S. Government securities are generally purchased from underwriters or dealers, although certain newly-issued U. S. Government securities may be purchased directly from the U. S. Treasury or from the issuing agency or instrumentality.

To the extent consistent with applicable provisions of the Act and the rules and exemptions adopted by the SEC thereunder, as well as other regulatory requirements, the Trust’s Board of Trustees has determined that Sub-Fund transactions will generally be executed through Fred Alger & Company, Incorporated (“Alger Inc.” or the “Distributor”), a registered broker-dealer, if, in the judgment of Alger Management, the use of Alger Inc. is likely to result in price and execution at least as favorable as those of other qualified broker-dealers and if, in particular transactions, Alger Inc. charges the Sub-Fund involved a rate consistent with that charged to comparable unaffiliated customers in similar transactions. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere. Principal transactions are not entered into with affiliates of the Sub-Fund except pursuant to exemptive rules or orders adopted by the SEC.

In selecting brokers or dealers to execute portfolio transactions on behalf of a Sub-Fund, Alger Management seeks the best overall terms available. In assessing the best overall terms available for any transaction, Alger Management will consider the factors it deems relevant, including the breadth of the market in the investment, the price of the investment, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, Alger Management is authorized, in selecting parties to execute a particular transaction and in evaluating the best overall terms available, to consider the brokerage and research services, as those terms are defined in section 28(e) of the Securities Exchange Act of 1934, as amended, provided to the Sub-Fund involved, the other Sub-Funds and/or other accounts over which Alger Management or its affiliates exercise investment discretion. Alger Management’s fees under its agreements with the Sub-Funds are not reduced by reason of its receiving brokerage and research service. The Board of Trustees will periodically review the commissions paid by the Sub-Funds to determine if the commissions paid over representative periods of time are reasonable in relation to the benefits inuring to the Sub-Funds.

LIMITATIONS ON EXCESSIVE TRADING

Each of the Sub-Funds invests predominantly in U.S.-traded, highly liquid securities for which current New York market-closing prices are readily available on a daily basis. Each Fund will determine a fair value for portfolio securities for which current market closing prices are not readily available or otherwise require fair valuation in the circumstances discussed under “Net Asset Value.” Additionally, early redemption (including by exchange) of the Sub-Funds’ shares is subject to a redemption fee. As a result, the Investment Manager believes that there is little incentive for investors to engage in frequent and/or short-term trading (often referred to as market-timing) to benefit from “stale” pricing. Nonetheless, the Sub-Funds recognize that the presence of small capitalization and medium capitalization securities and/or foreign securities in a Sub-Fund’s portfolio and other circumstances may invite active in-and-out trading by Sub-Fund shareholders, for whatever reason implemented (including the perception that that Sub-Funds that invest primarily in securities of small capitalization and medium capitalization issuers may provide greater opportunities because they are less liquid than securities of larger capitalization issuers or that if a Sub-Fund invests primarily in foreign securities, it may be more susceptible to the risk of excessive short-term trading due to the potential for time zone arbitrage). Active trading may be attempted and may, if carried out on a large scale, impose burdens on the Sub-Funds’ portfolio managers, interfere with the efficient management of a Sub-Fund, increase the Sub-Fund’s transaction costs, administrative costs or tax liability or otherwise be detrimental to the interests of the Sub-Fund and its other shareholders. The Sub-Funds therefore discourage market timing, and to the extent possible monitor for market timing patterns in each of the Funds. The redemption fee, as described on page 26 herein, is expected to discourage frequent in-and-out trading in Sub-Fund shares.

The Trustees have determined that a Sub-Fund may reject purchase orders, on a temporary or permanent basis, from investors that the Investment Manager is able to determine, in its reasonable business judgment, are exhibiting a pattern of frequent or short-term trading in shares or shares of other funds sponsored by the Investment Manager that is detrimental to the fund involved.

In order to detect significant market timing, the Investment Manager will, among other things, monitor overall subscription, redemption and exchange activity; isolate significant daily activity, and significant activity relative to existing account sizes to determine if there appears to be market timing activity in an individual portfolio. While the Sub-Funds might not be able to detect frequent or short-term trading conducted by the underlying owners of shares held in omnibus accounts or through insurance company separate accounts or placed through market intermediaries other than on a fully-disclosed basis, and therefore might not be able to effectively prevent frequent or short-term trading in those accounts, the Investment Manager attempts to monitor these activities in omnibus accounts and will contract with broker-dealers that sell shares of the Sub-Funds and entities that hold omnibus accounts with its mutual funds to seek to discourage, detect and prevent market timing and active trading. There is no guarantee that the Sub-Funds’ efforts to identify investors who engage in excessive trading activity or to curtail that activity will be successful.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trustees have adopted policies and procedures relating to disclosure of the Sub-Funds’ portfolio securities. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Sub-Funds.

Generally, the policies prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the shares and other parties which are not employed by the Investment Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Sub-Funds) are acceptable.

The Sub-Funds make their full holdings available semi-annually in financial reports that are generally available within sixty (60) days of the end of the Sub-Funds’ fiscal quarter.

In accordance with the foregoing, the Sub-Funds provide portfolio holdings information to service providers who provide necessary or beneficial services when such service providers need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law. From time to time, the Sub-Funds will communicate with these service providers to confirm that they understand the Sub-Funds’ policies and procedures regarding such disclosure. This agreement must be approved by the Funds’ Chief Compliance Officer.

The Trustees periodically review a report disclosing the third parties to whom each Sub-Fund’s holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the Sub-Fund and its shareholders.

In addition to material the Sub-Funds routinely provide to shareholders, the Manager may, upon request, make additional statistical information available regarding the Alger Family of Funds. Such information will include, but not be limited to, relative weightings and characteristics of Fund portfolios versus their respective index and security specific impact on overall portfolio performance. Please contact the Fund at (800) 992-3863 to obtain such information.

The Fund provides its portfolio holdings on a daily basis, with no lag, to each of Factset, Thompson Reures, Pershing LLC and Bloomberg. The Fund has ongoing arrangements to provide its portfolio holdings to Watson Wyatt Investment Consulting, Consulting Group Citi Smith Barney, Mercer Investment Consulting, Morningstar, Lipper and Standard & Poor’s. Neither the Trust nor any other person is directly compensated for such disclosure, although certain persons receiving such disclosure may be investors in one or more Funds and may therefore be subject to fees applicable to all shareholders.

ORGANIZATION AND LEGAL POSITION OF SHAREHOLDERS

The Alger Funds was organized on March 20, 1986 under the laws of the Commonwealth of Massachusetts, U.S.A. as a “Massachusetts Business Trust” for an indefinite period of time. The Alger Funds offers participating shares at par value of US$ 0.001 per share, currently issued by ten independent Sub-Funds, each established for an indefinite period of time as well. Three of these Sub-Funds, namely Alger LargeCap Growth Fund, Alger SmallCap Growth Fund and Alger MidCap Growth Fund, are publicly distributed in Germany. An unlimited number of participating shares in the Sub-Funds has been authorized. No shares in the Sub-Fund have any preference over the shares in another Sub-Fund.

Alger LargeCap Growth Fund and Alger SmallCap Growth Fund commenced operations on November 11, 1986. Alger MidCap Growth Fund commenced operations on May 24, 1993.

Although, as a Massachusetts business trust, the Trust is not required by law to hold annual shareholder meetings, it may hold meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Trust’s Declaration of Trust.

Meetings of shareholders normally will not be held for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. Under the U.S. Investment Company Act, shareholders of record of no less than two-thirds of the outstanding shares of The Alger Funds may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. Under the Trust Agreement, the Trustees are required to call in a meeting of shareholders for the purpose of voting on the question of removal of any such Trustee when requested in writing to do so by the shareholders of record of not less than 10 percent of The Alger Funds’ outstanding shares.

Shares do not have cumulative voting rights, which means that holders of more than 50 percent of the shares voting for the election of Trustees can elect all Trustees. Shares have equal voting rights, which cannot be adversely modified other than by majority vote. Shares are transferable but have no preemptive, conversion or subscription rights, except that all Class B Shares automatically convert to Class A Shares after specified periods. Shareholders generally vote by Sub-Fund, except with respect to the election of Trustees and the ratification of the selection of independent accountants, and by class within a Sub-Fund on matters in which the interests of one class differ from those of another. Physical share certificates are not issued for shares of the Sub-Funds.

When matters are submitted for shareholder vote, shareholders of each Sub-Fund will have one vote for each full share held and proportionate, fractional votes for fractional shares held.

Massachusetts law provides that shareholders could, under certain circumstances, be held personally liable for the obligations of the Sub-Funds. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Sub-Funds and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by a Sub-Fund or a Trustee. The Trust Agreement provides for indemnification from the Sub-Fund’s property for all losses and expenses of any shareholder held personally liable for the obligations of a Sub-Fund. Thus, the risk of a financial loss on account of shareholder liability is limited to circumstances in which the Sub-Fund itself would be unable to meet its obligations, a possibility that The Alger Funds believes is remote. Upon payment of any liability incurred by the Sub-Fund, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Sub-Fund. The Trustees intend to conduct the operations of the Sub-Funds in a manner so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Sub-Fund.

CONTRACTUAL CONDITIONS

The legal relationship between the investor and The Alger Funds is governed by the following contractual conditions which are represented by a non-conclusive summary of the provisions of the Declaration of Trust, Articles of Association and the Statement of Additional Information (Additional Information). A complete version of the aforementioned contractual documents in German language is available free of charge at the German Distributor and the German Representative.

I.          GENERAL INFORMATION

1.1                       All shares in the Sub-Funds represent equal property rights without there being participating shares with preferred rights. The number of participating shares is unlimited.

1.2                       The sales contract comes into effect as soon as a purchase order has been properly received, the offering price has been received by the Custodian in the currency of the United States of America and the respective Sub-Fund has not immediately rejected the purchase order.

1.3                       A Sub-Fund’s minimum initial investment is EUR 5,000.

1.4                       Immediately after the sales contract has come into effect, the Transfer Agent will on behalf of the Sub-Funds entry the buyer’s name in the share register so that participating shares in the amount of the relevant offering price will be transferred to the buyer. The buyer accordingly receives confirmation of such and, on request, a certificate.

1.5                       One copy each of the Declarations of Trust of the Sub-Funds has been submitted to the Ministry of the Interior of the State of Massachusetts. Express indication is given hereby that the present prospectus is issued solely in the name of the Sub-Funds and that any obligations which may arise in connection with or from this prospectus are not binding for the individual Trustees, the representative or shareholders of the Sub-Funds, but may only be asserted against the assets of the Sub-Funds.  Effective November 22, 2004, physical share certificates will no longer be issued for shares of the Sub-Funds.

II.         INVESTMENT RESTRICTIONS

As long as Alger LargeCap Growth Fund, Alger SmallCap Growth Fund and Alger MidCap Growth Fund are registered in Germany, these Sub-Funds may not without prior approval of their shareholders:

2.1                       Invest in the securities of any other domestic or foreign investment company or investment fund or other investment vehicle which is invested according to the principle of risk-spreading, irrespective of the legal structure of such investment vehicle.

2.2                       Invest in participations of venture capital or private equity funds.

2.3                       Borrow money, except that the Sub-Fund may borrow money from banks or affiliated investment companies to the extent permitted by the Act, or any exemptions therefrom which may be granted by the SEC and then only for temporary purposes, and in an amount not exceeding 10% of the value of its total assets (including the amount borrowed). Any such borrowings shall be at borrowing conditions which reflect customary market standards.

2.4                       Purchase or sell real estate, or any interest therein, and real estate mortgage loans, except that the Sub-Fund may invest in securities of corporate or governmental entities secured by real estate or marketable interests therein or securities issued by companies that invest in real estate or interests therein.

2.5                       Pledge or otherwise encumber or transfer by way of security or assign by way of security any asset of the Sub-Fund except in the case of borrowings which take account of the requirements under No. 3 or in the case of the provision of security in order to comply with margining or re-margining obligations in the context of the settlement of transactions in derivative instruments which are derived from securities, money market instruments, recognised financial indices, interest rates, foreign exchange rates or currencies.

2.6                       Carry out any transactions for the account of its assets the subject of which is the sale of assets which are not comprised in the Sub-Fund`s asset pool, and the Sub-Fund may only grant the right to demand delivery of assets (call option) to a third person for the account of the assets where the assets forming the object of the call option belong to the Sub-Fund`s asset pool at the time of granting the option.

2.7                       Only on a shareholder’s request and if the Board of Trustees so determines, the Sub-Fund shall have the right, to satisfy redemption requests to such shareholder who so requests, in kind by allocating to the holder investments from the portfolio of assets equal in value to the value of the shares to be redeemed. The nature and type of assets to be transferred in such case shall be determined on a fair and reasonable basis and without prejudicing the interests of the other holders of shares and the valuation used shall be confirmed by a special report of the auditor of the Sub-Fund. The costs of any such transfers shall be borne by the transferee.

2.8                       Where the purchase of shares is agreed for a period of several years, no more than one third of each payment agreed for the first year may be used to cover costs; the remaining costs shall be equally apportioned to all later payments.

III.       OFFERING PRICE OF THE SHARES

The offering price of class A shares is calculated by dividing the net asset value of the respective Sub-Fund by the number of shares outstanding at the purchase date, plus any applicable initial sales charge of up to 5.25%. The offering price of class B shares is calculated by dividing the net asset value of the respective Sub-Fund by the number of shares outstanding at the purchase date. No sales charge is imposed.

IV.       REPURCHASE OF SHARES

4.1                       The Sub-Funds are obliged to repurchase shares in cash at their redemption price. Certain formalities defined by the Trustees must be observed. The obligation to repurchase shares may be suspended when the New York Stock Exchange is closed or when the U.S. Securities and Exchange Commission permits suspension under certain circumstances.

4.2                       The redemption price is the net asset value per share next determined after the request for redemption is received in good order at the Transfer Agent after deduction of a contingent deferred sales charge, if any, and subject to a redemption fee of 2%.

With regard to class B shares a contingent deferred sales charge is imposed on the original investment in case the class B shares acquired with the initial investment are redeemed prior to a holding period of six years. The contingent deferred sales charge is 5% on redemptions within the first year and decreases as described in the prospectus. After six years redemptions are free of charge.

Redemptions of shares which have been acquired during the six year period through reinvestment of distributed dividends and capital gains are free of charge as are increases in the value of the shares.

V.        MAINTENANCE OF ACCOUNTS

5.1                       The shareholder accounts are maintained as single or joint accounts with individual power of disposal.

5.2                       The Sub-Funds may request the certificate of inheritance, letters testamentary or other necessary documents in order to clarify execution authority. The Sub-Funds may waive the submission of a certificate of inheritance or letters testamentary if they receive an original or witnessed copy of the testamentary disposition (testament, contract of inheritance) together with the associated minutes of opening. The Sub-Funds may regard as authorized the person designated therein as the heir or executor, permit him to dispose, and in particular may make payments to him with discharging effect.

This does not apply if it is known to the Sub-Funds that the person named therein is not authorized for disposition, or if the Sub-Funds have not become aware of this because of negligence.

VI.       TRUSTEES AND MANAGEMENT

6.1                       The Trustees are elected either by the other Trustees or by the shareholders. The number of Trustees is determined by the Trustees.

6.2                       The management of the Sub-Funds is the responsibility of the Trustees, who are entitled to engage an investment manager for such purpose.

VII.      SHAREHOLDERS’ MEETINGS

Shareholders’ meetings may be convened from time to time by the Trustees or shareholders holding at least 10% of the shares.

VIII.    LIABILITY OF TRUSTEES

The Trustees shall only be held liable in the event of intent and gross negligence. They shall not be held personally liable for legal acts taken in the name of the Sub-Funds.

IX.       INDEMNIFICATION OF SHAREHOLDERS FOR THIRD PARTY CLAIMS

9.1                       In the event that a claim is made against a shareholder solely because he is a shareholder of a certain Sub-Fund and not because of his own misconduct, he can demand to be indemnified by the respective Sub-Fund in respect of all expenses and costs that he thereby incurs.

9.2                       If third parties have claims against the Sub-Funds, such claims only affect the Sub-Funds and not against the shareholders, trustees, representatives, employees or managing directors.

X.        APPLICABLE LAW

The Declaration of Trust was established according to the laws of the Commonwealth of Massachusetts (U.S.A.). The legal relationship between the shareholders and the Sub-Funds is governed by the laws of this state and the U.S. Investment Company Act of 1940, as amended.

XI.       TERMINATION OF THE SUB-FUNDS

The Sub-Funds have been established for an indefinite period. They may be terminated at any time by a majority of the Trustees who require a majority of the shareholder votes.

The liquidation proceeds shall be distributed to the shareholders in proportion to their shareholdings once all liabilities have been met.

This Prospectus and the documents mentioned therein represent the legal basis for the relationship between the investors, The Alger Funds and the other companies stated in this Prospectus.